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                                                                    Exhibit 10.4

                          TRANSITION SERVICES AGREEMENT

          This TRANSITION SERVICES AGREEMENT (this "Agreement") is made as of August 30, 2002 by and between PricewaterhouseCoopers LLP, a Delaware limited liability partnership, having an office at 1301 Avenue of the Americas, New York, New York ("Seller") and FTI Consulting, Inc., a Maryland corporation, having an office at 900 Bestgate Road, Annapolis, Maryland ("Buyer").

                                    RECITALS

          A. WHEREAS, pursuant to an Agreement for the Purchase and Sale of Assets, dated as of July 24, 2002, between Seller and Buyer (as it may be amended from time to time, the "Asset Purchase Agreement"), Seller transferred certain assets to Buyer and Buyer assumed certain liabilities as set forth therein (the "Transfer");

          B. WHEREAS, prior to the Transfer, the Business had been receiving certain internal support services from Seller;

          C. WHEREAS, in connection with the Transfer, each of Seller and Buyer desires that certain, but not all, of those services continue to be provided to Buyer after the Transfer upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1.   Definitions

          1.1 Defined Terms

          Unless otherwise defined herein, terms used herein shall take the meaning given them in the Asset Purchase Agreement. Otherwise, for the purposes of this Agreement, the following words and phrases shall have the following meanings whenever used in this Agreement (including the Schedules and Exhibits hereto):

          "Actual Costs" has the meaning assigned in Section 3.8(a).

          "Actual Cost Drivers" has the meaning assigned in Section 3.8(a).

          "Additional Service" has the meaning assigned in Section 2.2 (a).

          "Additional Service Change Request" has the meaning assigned in
Section 2.2(b).

          "Additional Service Investment Cost" has the meaning assigned in
Section 2.2(b).

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          "Additional Services Change Proposal" has the meaning assigned in
Section 2.2(b).

          "Additional Services Cost" has the meaning assigned in Section 2.2(b).

          "Agreement" has the meaning assigned in the preamble.

          "Asset Purchase Agreement" has the meaning assigned in recital A.

          "Basic Services" means those services described on Schedule A.

          "Buyer" has the meaning assigned in the preamble.

          "Buyer Payment" has the meaning assigned in Section 3.8(d).

          "Cost Drivers" has the meaning assigned in Section 2.1(a).

          "Discontinued Service" has the meaning assigned in Section 7.1(b).

          "Dispute Notice" has the meaning assigned in Section 3.8(b).

          "End Date" has the meaning assigned in Section 2.1(c).

          "Impositions" has the meaning assigned in Section 3.10.

          "Initial Estimate" has the meaning assigned in Section 3.2(b).

          "Initial Volume" has the meaning assigned in Section 2.1(a).

          "Insurance Costs" has the meaning assigned in Section 3.5.

          "Locations" has the meaning assigned in Section 2.1(a).

          "Parties" means Seller and Buyer, collectively, and "Party" means each of them.

          "Pass-Through Costs" has the meaning assigned in Section 3.6.

          "Quality Standard" has the meaning assigned in Section 2.1(b).

          "Real Estate Required Services" means those Services identified on Schedule J which Seller is required to provide and Buyer is required to accept for each Location until Buyer vacates such Location; provided, however, that if at any time, Seller ceases to provide a Real Estate Required Service for its own account such Service shall cease to be a Real Estate Required Service upon sixty
(60) days advance notice to Buyer.

          "Seller" has the meaning assigned in the preamble.

          "Seller Payment" has the meaning assigned in Section 3.8(d).

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          "Services" means the Basic Services and the Additional Services.

          "Statement" has the meaning assigned in Section 3.8(a).

          "Term" has the meaning assigned in Section 7.1(a).

          "Total Payments" has the meaning assigned in Section 3.8(a).

          "Transfer" has the meaning assigned in recital A.

          "TSA Databases" has the meaning assigned in Section 2.11.

     2.   Agreement to Sell and Buy

          2.1 Provision of Basic Services

          (a) Seller agrees to provide or cause to be provided to Buyer, and Buyer agrees to accept, for use in the Business, the Services in the areas of Infrastructure and Information Technology described in Schedule A at such head count, usage, transaction, percentage occupancy and square footage (the "Cost Drivers") levels as used for purposes of determining the pricing set forth on Schedule D (the "Initial Volume"), plus up to a 10% increase based on the applicable Cost Drivers to accommodate normal growth of the current operations of the Business during the term hereof, at the locations set forth on Schedule F (the "Locations"), all in accordance with the terms of this Agreement.

          (b) Seller shall not be required to provide to Buyer (i) increased volume with respect to any Basic Service more than 10% above the Initial Volume with respect to such Basic Service, (ii) any Basic Service at a level of quality that is higher than the level of quality, if any, at which such Basic Service is generally performed by Seller for itself at the time in question (the "Quality Standard"), or (iii) any Basic Service to a location other than the Locations, subject to Section 2.1(d).

          (c) If during the Term Seller relocates from an office in which Buyer is sharing space with Seller, Seller shall be obligated to continue to provide to Buyer the Services then being provided to Buyer at such Location (but not at a new location to which Buyer may relocate its employees in the Business then at such existing Location) through the earlier of the end of the current term of the lease for the Location being vacated or the termination of this Agreement (such earlier date, the "End Date"); provided, however, that if Seller determines in Seller's sole discretion that it is not reasonably practicable to provide such Services to Buyer at such Location, Seller may request Buyer to move from a Location at which Buyer shares space with Seller prior to the End Date, and Buyer may, within its sole discretion, agree to relocate to a new location if so requested. In such case, Seller shall provide Buyer with space in the new location reasonably equivalent in terms of size, appearance, quality and functionality as the space being vacated by Buyer at the then existing level of the Business' business operations in the space being vacated by it; provided, however, that if Buyer, within its sole discretion, does not agree to relocate to the new location, then Seller's obligation to continue to provide Buyer the Services then being provided to Buyer shall terminate thirty (30) days following the date Seller initially requested Buyer to move to the new location . The terms of the foregoing sentence shall

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apply equally when prior to the End Date Seller vacates a Location in which
Buyer is sharing space and Buyer as a result is required to relocate; but the terms of such sentence shall not apply in any case in which Seller is relocating and/or Buyer is required to relocate because the term of the applicable lease has ended.

          (d) If for any reason Buyer relocates employees of the Business from a Location to Buyer's own space that is located within reasonable geographic proximity to the Location, Seller shall during the Term continue to provide Basic Services (other than Real Estate Required Services) remotely to such relocated employees of the Business. Such remotely-provided Basic Services shall be provided in the same manner, and at substantially the same level of functionality, as Seller provides for its employees who are working remotely, subject to any constraints Buyer's own space imposes on Seller's ability to provide such Basic Services remotely, but shall not include the services described on Schedule G.

          2.2 Provision of Additional Services

          (a) Subject to Sections 2.1(b) and 2.3, Seller may agree to furnish to Buyer (i) Basic Services at a volume greater than the Initial Volume, at a level of quality higher than the Quality Standard or at a location other than the Locations, or (ii) services other than Basic Services, as Buyer may reasonably request, including those set forth in Schedule B. Any such service so furnished or so requested by Buyer and provided by Seller shall constitute an "Additional Service" for the purposes of this Agreement. Any agreement by Seller to any requests for Additional Services which do not involve any Additional Service Investment Costs shall be made in Seller's reasonable discretion and subject to reaching agreement on the terms set forth in the penultimate sentence in Section 2.2(b); otherwise such agreement shall be in Seller's sole discretion.

          (b) Upon receipt of any request for Additional Services (each, an "Additional Service Change Request"), Seller will evaluate (i) the costs Seller would incur in upgrading or expanding its infrastructure, facilities or systems, and the initial costs of any increased hiring, in order to be able to provide the requested Additional Services (the "Additional Service Investment Cost") and
(ii) the ongoing costs of providing the Additional Services (the "Additional Services Costs"). As soon as reasonably practicable after receipt of an Additional Service Change Request, Seller shall either (x) inform Buyer in writing that it declines to provide the requested Additional Service or (y) submit in writing to Buyer the results of its evaluation and a proposal that sets forth the terms pursuant to which Seller would be willing to provide the requested Additional Services (the "Additional Services Change Proposal"). If Seller does not so decline, Seller and Buyer will then enter into negotiations to see if agreement can be reached upon the estimated Additional Service Investment Cost, the estimated Additional Services Costs and the parameters under which Seller will provide the requested Additional Services; failing reaching agreement on these terms, Seller shall have no obligation to provide such Additional Services. Each Additional Service Change Proposal must be approved in writing by Buyer or its authorized designee prior to Seller implementing an Additional Service Change Request.

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          2.3 No Obligation to Upgrade

          Nothing in this Agreement requires Seller to upgrade or expand its infrastructure, facilities or systems, or hire additional employees, to provide Additional Services. If Seller agrees to undertake such upgrade, expansion or increased hiring in connection with an Additional Service Change Request, Buyer will pay all Additional Service Investment Costs attributable to Buyer. If, at the time of such upgrade, expansion or hiring, an Additional Service is also being or will be provided to Seller or other third parties that constitute former business units of Seller, the portion of the Additional Service Investments Cost for such upgrades, expansions and increased hiring shall be prorated among all the parties benefiting from such upgrade, expansion or increased hiring. If Buyer is provided with an Additional Service for which the costs of any required upgrade, expansion or hiring have been previously paid or born by Seller or such other third parties, then at the time of the commencement of such services for Buyer, Buyer shall pay a pro rata share of such costs. Buyer shall not take any action that would result in an upgrade or other change to any Service without Seller's prior written consent which may be withheld in Seller's sole discretion. If Buyer has paid for the costs of any upgrades, expansion or hiring related to any Additional Service being provided to it and thereafter, at any time during the Term, Seller or any such other third party begins receiving such services, then Seller shall charge such other persons for their pro rata share of such costs and refund to Buyer an equitable portion thereof such that Buyer shall have only paid a pro rata portion of such costs.

          2.4 Seller Rights and Responsibilities

          (a) Unless otherwise agreed by the Parties, at any time during the Term and subject to Article 6, Seller shall use its reasonable efforts to provide the Basic Services to Buyer in a manner and at a quality level that is substantially the same as the manner and quality level in which such Basic Services are generally performed at such time by Seller for itself.

          (b) Seller shall have the right to shut down temporarily for maintenance purposes the operation of any facilities providing any Service whenever in its judgment, reasonably exercised, such action is necessary. Seller shall give Buyer as much advance notice as is practicable of any such shutdown, which notice, where feasible, shall be given in writing. With respect to the Services dependent on the operation of such facilities, Seller shall be relieved of its obligations hereunder to provide such Services during the period that such facilities are so shut down but shall use reasonable efforts to minimize each period of shutdown for such purpose and to schedule such shutdown so as not to inconvenience or disrupt the conduct of the Business by Buyer.

          (c) Seller may modify a Service to the extent such modification is applicable to Seller's provision of such service for itself; provided, however, that, if a modification by Seller pursuant to this Section is a material modification (as reasonably determined by Seller), Seller shall provide at least thirty (30) days' written notice to Buyer prior to the date on which Seller implements such modifications. Seller may modify a Service to the extent such modification is applicable to Seller's provision of such Service solely for Buyer's account; provided, however, that, if a modification by Seller pursuant to this sentence is a material modification (as reasonably determined by Seller), Seller shall obtain the prior written consent of Buyer, which consent shall not be unreasonably withheld, and Seller shall provide at least thirty

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(30) days' written notice to Buyer prior to the date on which Seller implements such modification. Buyer's responsibilities set forth in Schedule C hereto shall be amended as necessary to conform to any such modifications made pursuant to this Section 2.4(c), and Buyer shall comply with any amendments to such responsibilities arising from such modifications. Subject only to the foregoing and to Section 2.4(a) above, in providing its Services hereunder, Seller may use any information systems, hardware, software, processes and procedures it deems necessary or desirable in its reasonable discretion.

          (d) Without the consent of Buyer, Seller may engage any third party (including any affiliate of Seller) to provide a Service hereunder or delegate performance of all or any part of its obligations hereunder to any such third party; provided, that such engagement or delegation does not result in the diminution of the quality of the provision of such Service; and, provided, further, that Seller is using such third party to provide such Service to itself. If Seller wishes to engage a third party to provide a Service, or delegate the performance of any of its obligations hereunder, solely to Buyer, then such engagement or delegation shall be subject to the reasonable consent of Buyer.

          (e) If during the Term any third party agreement in effect as of the Closing Date pursuant to which a Service is being provided hereunder expires or is terminated and such Service (or a service substantially similar thereto) is not thereafter provided by Seller either by itself or pursuant to another third party agreement, Seller shall use reasonable efforts to provide such Service itself or through a third party designated by Seller in its sole discretion.

          2.5 Priorities

          In providing Services, Seller shall accord Buyer the same priority it accords its own operations.

          2.6 Disclaimer of Warranty

          EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE GOODS AND SERVICES TO BE PROVIDED UNDER THIS AGREEMENT ARE FURNISHED AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. SELLER DOES NOT MAKE ANY WARRANTY THAT ANY GOOD OR SERVICE COMPLIES WITH ANY LAW.

          2.7 Buyer Responsibilities

          The provision of the Services by Seller on a continuing basis is dependent on the timely compliance by Buyer with its responsibilities set forth in Schedule C, but the fees and charges of the Services shall only be adjusted if Buyer has not complied with such responsibilities in all material respects and such material non-compliance results in additional costs for Seller to provide such Services. Buyer and Seller agree that the level of quality for delivery of the Services shall be equitably adjusted to reflect the effects of such non-compliance, and Seller shall not be deemed to be in breach of its obligations hereunder by reason of any delays in its performance or diminution in quality of the Services to the extent resulting from any

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such non-compliance. Buyer shall use the Services for substantially the same purposes and in substantially the same manner as the Business had used the Services immediately prior to the Closing Date. Buyer shall make available to Seller on a timely basis all information and materials reasonably requested by Seller to enable Seller to provide the Services, including the information and materials described on Schedule C. Buyer shall give Seller reasonable access, during regular business hours and at such other times as are reasonably required, to Buyer's premises as necessary for the purpose of providing the Services.

          2.8 Use of Services

          Seller shall be required to provide the Services only to Buyer in connection with the conduct by Buyer of the Business. Buyer shall not resell any Services to any Person whatsoever or permit the use of the Services by any Person; provided, however, that Buyer may use the Services in providing services to third parties in the ordinary course of the Business.

          2.9 Books and Records; Equipment

          Seller shall keep books and records of the Services provided hereunder in the same detail and with the same accuracy that Seller keeps its books and records with respect to its own use of the Services and reasonable supporting documentation of all out-of-pocket costs incurred in connection with providing such Services. Seller shall make such books and records available to Buyer, upon reasonable notice describing in reasonable detail the books and records requested, during normal business hours; provided, that to the extent that such books and records can not be, or are not in the ordinary course, segregated from the books and records relating to any other aspects of Seller's operations in Seller's reasonable judgment Buyer shall have access to such unsegregated books and records; provided, however, that Buyer shall in no event have access to any such books and records relating to a business that both Buyer and Seller are engaged in; provided, further, that, if a competitor of Seller acquires a greater than 10% ownership interest in Buyer (excluding any Person with such ownership percentage who has been agreed by Seller), Buyer shall not have access to any such unsegregated books and records, but, if requested by Buyer, Seller shall prepare, at Buyer's expense, summaries of the information therein related to the Services provided to Buyer. Other than as expressly provided in Schedule A, Buyer shall not have any access to Seller's equipment.

          2.10 Provision of Space at the Locations

          The Transferred Employees may continue to work in the Locations during the Term subject to the terms and conditions hereof and subject to the terms and conditions contained in the form of Desk Sharing License attached hereto as Exhibit A; provided, however, that Buyer agrees that it is an immediate and high priority of Buyer to vacate the Location in New York City and shall therefore use its best commercial efforts to vacate the Location in New York City prior to the end of the Term. Buyer shall provide written notice to Seller at least sixty
(60) days in advance of vacating the Location in New York City, and at such time that Buyer vacates the Location in New York City, the terms of this Agreement shall cease to apply to such Location and the Transferred Employees located therein.

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          2.11 Temporary License for Certain Databases

          Seller grants Buyer a non-exclusive, royalty-free temporary license for the Term to use, in connection with the Services, the databases listed on Schedule H (the "TSA Databases"). The license will terminate, and all rights granted to Buyer to use the TSA Databases shall revert to Seller, upon termination of this Agreement. Buyer covenants that within a reasonable time after the termination of this Agreement it will (i) delete from all personal computers and servers then in Buyer's possession any and all electronic copies of the TSA Databases or any portions thereof and (ii) destroy or return to Seller all printed copies of the TSA Databases or any portions thereof.

          2.12 Employee Leasing Arrangement

          Seller agrees to lease to Buyer certain employees pursuant to the terms set forth in Exhibit B hereto.

     3.   Cost of Services; Payment

          3.1  Cost of Services

          Buyer shall pay Seller for (i) the fully allocated costs of the Services from and after the Closing Date plus (ii) all personnel and setup costs necessary to enable Seller to segregate the services from those previously delivered to the Business and to enable Seller to deliver Services hereunder.

          3.2  Payment of Estimated Basic Service Costs

          (a) Buyer will make monthly payments to Seller based on estimates of the costs of the Basic Services during the Term, as set forth in this Section.

          (b) The estimate of the annual costs to be incurred by Seller with respect to the Basic Services to be provided Buyer during the Term is set forth on Schedule D (the "Initial Estimate"). The Initial Estimate is based on (i) the methodologies, and on the headcount, percentage usage, percentage occupancy and square footage assumptions, set forth in Schedule D and (ii) the assumptions set forth on Schedule E.

          (c) During the Term, Buyer shall make monthly payments to Seller equal to the Initial Estimate multiplied by a fraction the numerator of which is one (1) and the denominator of which is twelve (12), decreased each month by the costs, if any, of any Services terminated in any prior month in accordance with
Section 7.1(b). Buyer will make such monthly payment with respect to each month on the first business day of the month for which services are provided. If the Term begins on a day other than the first day of a month, the first monthly payment shall be pro rated based on the number of days between the Closing Date and the end of the first month.

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          3.3 Payment of Estimated Additional Service Costs

          Upon approval by Buyer of an Additional Service Change Proposal, pursuant to Section 2.2(b) hereof, Buyer shall for the remainder of the Term increase each monthly payment due pursuant to Section 3.2 by an amount equal to the estimated Additional Services Costs for the remainder of such Term divided by the number of months or partial months remaining in such Term.

          3.4 Payment of Additional Service Investment Costs

          Seller shall separately invoice Buyer for Additional Service Investment Costs for any month in which such costs are incurred. Buyer shall pay such invoiced amounts within thirty (30) days after receipt of the invoice.

          3.5 Payment of Insurance Costs

          Buyer shall pay to Seller Buyer's pro rata portion of the costs (the "Insurance Costs") of any insurance maintained by Seller with respect to claims arising for damages insured by usual personal injury liability coverage, claims for damages by reason of injury to or destruction of tangible property and other damages relating to the shared space. Buyer shall be invoiced for such Insurance Costs on a monthly basis. Buyer shall pay such invoiced amounts within ten (10) days after receipt of the invoice.

          3.6 Payment of Pass-Through Costs

          Buyer shall pay to Seller third-party vendor costs incurred by Seller in providing the Services that Seller customarily charges its lines of service as accounts payable rather than includes in overhead allocations ("Pass-Through Costs"). Pass-Through Costs include, but are not necessarily limited to, certain costs related to leased computers (including software license and maintenance fees and computer rental fees), virtual private network (VPN) usage, licenses for intellectual property, Microsoft project licenses, express delivery and courier charges, parking and office supplies. A description of illustrative Pass-Through Costs is attached as Schedule I. Pass-Through Costs will be in addition to the monthly payments required by Section 3.2(c) and Additional Service Investment Costs and will be separately invoiced to Buyer based on the actual costs thereof. Payment will be due within thirty (30) days after receipt of the invoice.

          3.7 Withholding Payment

          Buyer shall not withhold any undisputed amounts due to Seller under this Agreement. Any disputed amounts under this Agreement that may be pending between the Parties (any required adjustment as a result of any such dispute to be made on subsequent invoices from Seller) may be withheld, so long as such dispute is subject to the dispute resolution procedures in accordance with
Section 3.8(b). Any amounts not paid when due shall accrue interest until paid at an annual rate equal to the lesser of (i) the London Interbank Offered Rate plus two percentage points or (ii) the maximum rate allowed by applicable law.

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          3.8 Reconciliation

          (a) Within sixty (60) days after December 31, 2002 and the end of the Term, Seller shall (i) determine, at such level of accounting detail as is reasonable and practicable, (A) the actual levels of the Cost Drivers at which Services were provided to the Business during such term (the "Actual Cost Drivers") and (B) the total costs of the Services provided during such term using the Actual Cost Drivers (1) as can be determined using the same methodologies and assumptions as are set forth in Schedule D or (2) as were agreed in connection with any Additional Services added during such term, in each case, as applied to actual costs (the "Actual Costs") and (ii) deliver to Buyer a statement (the "Statement") setting forth the Actual Costs and the total of the monthly payments made with respect to such term pursuant to Sections 3.2 and 3.3 (the "Total Payments"). The calculation of Actual Costs shall not include Additional Service Investment Costs, Pass-Through Costs and Insurance Costs, inasmuch as such costs are invoiced to Buyer on the basis of Seller's actual costs as incurred pursuant to Sections 3.4, 3.5 and 3.6. As soon as practicable and in any event no later than thirty (30) days after the end of each calendar quarter, Seller shall provide to Buyer non-binding reports of its good faith estimate of the cost of Services provided by Seller in the previous calendar quarter.

          (b) Buyer shall notify Seller no later than forty-five (45) days after receipt of each Statement if Buyer disagrees with Seller's calculation of Actual Costs or Total Payments as set forth in the Statement, which notice (the "Dispute Notice") shall set forth in reasonable detail the basis for such disagreement and Buyer's calculation of the dollar amount of the Actual Costs and Total Payments. Seller will give Buyer and its representatives access during normal business hours to the personnel, books and records of Seller reasonably necessary to enable Buyer to determine its agreement or disagreement with the Statement prepared by Seller. If no Dispute Notice is received by Seller within such forty-five (45) day period, Seller's calculation of Actual Costs and Total Payments shall be final and binding on the Parties. Upon receipt by Seller of a Dispute Notice, Buyer and Seller shall cooperate and use their best efforts to resolve such dispute among themselves. If they are unable to resolve their dispute within thirty (30) days (or such longer period as may be agreed to between the Parties) after Seller's receipt of the Dispute Notice, then the Parties shall have whatever rights may be available to them at law, subject to Sections 10.4 and 10.5 of the Asset Purchase Agreement.

          (c) Within thirty (30) days after the determination of Actual Costs and Total Payments has become final as a result of Buyer's failure to submit a timely Dispute Notice, (i) if Actual Costs exceed Total Payments, Buyer shall pay Seller the difference between Actual Costs and Total Payments or (ii) if Total Payments exceed Actual Costs, Seller shall pay Buyer the difference between Total Payments and Actual Costs.

          (d) If Buyer submits a Dispute Notice, then

          (i) (A) if Actual Costs exceed Total Payments as calculated by each of Seller and Buyer but in differing amounts, then Buyer will pay Seller the smaller difference within thirty (30) days after submission of the Dispute Notice (the "Buyer Payment"); and then upon resolution, pursuant to Section 3.8(b) or at law, of the dispute covered by such Dispute Notice, (A) if Actual Costs (as finally determined) exceed Total Payments (as finally determined) plus any Buyer Payment, Buyer will pay Seller the difference, plus interest as

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determined pursuant to Section 3.7, within thirty (30) days after such final determination and (B) if Total Payments (as finally determined) plus any Buyer Payment exceed Actual Costs (as finally determined), Seller will pay Buyer the difference, plus interest as determined pursuant to Section 3.7, within thirty
(30) days after such final determination; or

               (ii) if Total Payments exceed Actual Costs as calculated by each of Seller and Buyer but in differing amounts, Seller will pay Buyer the smaller difference within thirty (30) days after submission of the Dispute Notice (the "Seller Payment"); and then, upon resolution, pursuant to Section 3.8(b) or at law, of the dispute covered by such Dispute Notice, (A) if Total Payments (as finally determined) minus any Seller Payment exceed Actual Costs (as finally determined), Seller will pay Buyer the difference, plus interest as determined pursuant to Section 3.7, within thirty (30) days after such final determination and (B) if Actual Costs (as finally determined) exceed Total Payments (as finally determined) minus any Seller Payment, Buyer will pay Seller the difference, plus interest as determined pursuant to Section 3.7, within thirty
(30) days after such final determination; or

               (iii) if Actual Costs exceed Total Payments as calculated by one Party but Total Payments exceed Actual Costs as calculated by the other Party, then no payment is due from either Party until the dispute is settled; and then, upon resolution, pursuant to Section 3.8(b) or at law, of the dispute covered by such Dispute Notice, (A) if Actual Costs (as finally determined) exceed Total Payments (as finally determined), Buyer will pay Seller the difference, plus interest as determined pursuant to Section 3.7, within thirty (30) days after such final determination and (B) if Total Payments (as finally determined) exceed Actual Costs (as finally determined), Seller will pay Buyer the difference, plus interest as determined pursuant to Section 3.7, within thirty
(30) days after such final determination.

          3.9  Allocation of Certain Expenses

          In addition to the foregoing amounts, Buyer shall bear the costs and expenses of obtaining any and all consents from third parties which may be necessary in connection with Seller's provision of Services to Buyer hereunder and which are due to the separation of Buyer from Seller, and Buyer shall reimburse Seller for any such costs and expenses Seller incurs in connection with obtaining any such consents within thirty (30) days after being invoiced therefor; provided, however, that Seller shall be responsible for the costs and expenses relating to obtaining consents from the landlords of facilities at any of the Locations to the extent such costs and expenses exceed $200,000 in the aggregate; provided, further, that if such costs and expenses relating to obtaining consents from the landlords of facilities at any Locations exceed $200,000 in the aggregate, then the Buyer and Seller shall each use their best efforts to find a mutually agreeable solution to minimize such costs and expenses, including relocating Buyer to a new location as reasonably determined by Seller.

          3.10 Taxes

          In addition to any amounts payable to Seller hereunder, within thirty
(30) days after receipt of an invoice for Impositions from Seller, Buyer shall reimburse Seller for any sales, use, transfer, privilege, stamp, documentary, value added, excise, commercial rent tax (if applicable) or other similar taxes, charges or assessments of any nature not otherwise included in the payments to be made hereunder (excepting any taxes based on the net income of Seller) that Seller is required to pay on account of the provision of the Services, that are levied or imposed by reason of the transactions contemplated by this Agreement or with respect to payments made by Buyer for such Services pursuant to this Agreement ("Impositions"). If Buyer claims an exemption from any Imposition, or makes a claim that such Imposition is not applicable, then Buyer shall furnish Seller with proper evidence of such exemption, along with appropriate documentation necessary to obtain such exemption, or appropriate documentation regarding the inapplicability of such Imposition, and Seller will use reasonable efforts to obtain an exemption, refund or determination as requested by Buyer at Buyer's expense. Buyer will cooperate with Seller in such efforts. Notwithstanding any claim by Buyer of or for an exemption, refund or inapplicability, if Seller is finally held liable for an Imposition, Buyer shall promptly reimburse Seller for such amount plus any interest or penalties assessed thereon or additions thereto. All payments to Seller pursuant to this Agreement shall be made free and clear of and without deduction for any taxes; provided, that if Buyer is required to deduct any taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable hereunder) Seller shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) Buyer shall make such deductions and (iii) Buyer shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

         4.       Certain Covenants

                  4.1     Contact Persons

                  Within ten (10) days prior to the Closing Date, Seller and Buyer shall each name an individual to serve as its respective point of contact. Such individuals shall be responsible for the implementation of this Agreement between Seller and Buyer, including resolution of any issues that may arise during the performance hereunder on a day-to-day basis. Such individuals shall meet once each calendar quarter throughout the Term as soon as practicable and in any event no later than thirty (30) days after the end of each calendar quarter and otherwise as reasonably requested by a Party to review the performance of the Parties hereunder as well as the costs of the Services being provided during such quarter and for the year to date.

                  4.2      Data Protection

                  Seller shall take necessary measures to protect Buyer's data that is processed by Seller from unauthorized destruction, deletion, change or disclosure to third parties, and to allow recovery of such data in events of force majeure; provided, however, that Seller shall be deemed to have satisfied this obligation if the measures taken to protect and recover Buyer's data are equivalent to what Seller uses in carrying out its own businesses.

                  4.3      Personal Computers

                  Subject to the terms of its master leases for personal computers, Seller agrees that it will provide to Buyer the use of personal computers, together with all software currently thereon, that are Related to the Business on the Closing Date until the termination of this Agreement. At Buyer's election, upon the end of the Term, either (i) Seller and Buyer will use reasonable efforts to negotiate, and obtain the lessor's consent to, a sublease, assignment, partial assignment or other agreement to be effective upon expiration of the Term in form and substance acceptable to each Party setting forth the terms and conditions of Buyer's use of the personal computers from the end of the Term through the end of the then-existing lease periods for such personal computers, although neither Party has any legal obligation to do so, or
(ii) Buyer shall buy out the leases for such personal computers through the payment of the remaining rental costs of such personal computers plus the fair market value thereof. Neither the sublease nor any sale of personal computers at the end of the Term gives any rights to the software currently on such personal computers, all of which software shall be removed, overlaid or disabled by Buyer prior to any such sublease or sale.

                  4.4      Shared Office Locations

                  Buyer shall take such action as is necessary to ensure, to the extent not prohibited under the applicable lease, that, in Locations at which both Seller and Buyer have employees, (i) the office space of Buyer is clearly distinguishable from the office space of Seller and (ii) the Buyer office space has office signage that is distinct and separate from the Seller office signage. Seller shall reasonably cooperate with, and assist, Buyer, at Buyer's expense, with such actions by Buyer.

         5.       Force Majeure

                  5.1      Force Majeure

                  Seller shall not be liable for any interruption of a Service, any delay in providing any Service or any other failure to perform under this Agreement when such interruption, delay or failure results, directly or indirectly, from any cause or circumstance beyond Seller's reasonable control, including strikes, lock-outs, acts or orders of any government (or agency or instrumentality thereof), riot, war, insurrection, terrorism or other hostilities, acts of a public enemy, embargo, fuel or energy shortage, power outages or interruptions, fire, flood, earthquake or other acts of God, accidents, telecommunication failures, malfunctions of equipment or software programs, sabotage or computer viruses. In any such event, Seller's obligations hereunder shall be postponed for such time as its performance is suspended or delayed on account thereof. Seller will promptly notify Buyer, either orally or in writing, upon learning of the occurrence of any such force majeure event. Upon the cessation of the force majeure event, Seller will use reasonable efforts to resume its performance hereunder with the least possible delay.

         6.       Liabilities

                  6.1      Obligation to Reperform

                  In the event of any breach of this Agreement by Seller as a result of any error or defect in the provision of any Service, Seller shall use its reasonable efforts to correct such error or defect or reperform such Service at Seller's expense, and such correction or reperformance shall be Buyer's sole remedy for such breach, unless such breach is the direct result of gross negligence or willful misconduct by Seller or Seller is not able to correct the error or defect or reperform the Service. If such a breach by Seller takes place and Seller is not able to correct the error or defect or reperform the Service within a reasonable amount of time after Buyer notifies Seller of such breach or Seller becomes aware of such breach, Seller shall reimburse Buyer for its reasonable out-of-pocket expenses needed to obtain correction of the error or defect or reperformance of the Service from a third party, which reimbursement shall be made within thirty (30) days after receipt from Buyer of reasonably sufficient supporting documentation of such expenses; provided, that Seller's liability for reimbursement of Buyer's out-of-pocket expenses for any such correction or reperformance shall not exceed the fees due and owing for the applicable Service over the immediately preceding three full calendar months and paid to Seller and shall in any event remain subject to Section 6.2. If (i) such a breach by Seller is the direct result of its gross negligence or willful misconduct, or (ii) Seller breaches this Agreement in a manner other than that described in the first sentence of this
Section 6.1, then, subject to Section 6.2, in each case, the liability of Seller with respect to this Agreement or anything done in connection with this Agreement (including the performance or breach of this Agreement) or with respect to the provision or use of any Service provided under this Agreement, whether in contract, tort or otherwise, shall not exceed the fees (excluding third-party expenses) actually previously paid to Seller by Buyer in respect of the Service from which any such liability arises. The basket in Section 8.2(g)(i) of the Asset Purchase Agreement shall not apply to claims hereunder, but the limitation in Section 8.2(g)(ii) of the Asset Purchase Agreement shall apply to claims made hereunder and payments made by Seller for breaches hereunder pursuant to Section 8.2 of the Asset Purchase Agreement shall count towards the aggregate cap in Section 8.2(g)(ii) of the Asset Purchase Agreement. Notwithstanding anything to the contrary contained herein, Seller shall not be liable to Buyer by reason of either the taking of any portion of any Location by condemnation by eminent domain or for the unavailability of any portion of and Location by reason of destruction, fire or other casualty. In addition, Seller shall not be liable by reason of a failure of any landlord to satisfy any of its obligations under any lease. Seller will undertake reasonable efforts to enforce the terms of the lease but has no obligation to expend material funds or to commence or pursue litigation.

                  6.2      Limitation of Liability

                  Seller's aggregate liability under this Agreement for damages for all claims (including, but not limited to, claims arising under Section 8.2 of the Asset Purchase Agreement related to this Agreement) in the aggregate in a calendar year arising out of Seller's performance or non-performance under this Agreement or otherwise, whether in contract, tort or otherwise, shall be limited to an amount not to exceed an amount equal to the fees (excluding third party expenses) actually due to Seller hereunder for the 9 month period immediately preceding the performance or non-performance to which the claim is attributable and paid to Seller. The limitations and exclusions herein represent the Parties' agreement for allocation of risk hereunder and apply to all causes of action or claims in the aggregate, including: breach of contract; breach of warranty; negligence, strict liability, misrepresentations, claims for failure to exercise due care in the performance of the Services hereunder, and other torts; and any statutory claims or cause of action based on the violation of any statute, whether asserted by a governmental entity or private person.

                  6.3      Indemnity

                  Indemnification hereunder shall be handled as set forth in
Article 8 of the Asset Purchase Agreement, subject at all times to the limitations set forth herein.

         7.       Term; Termination

                  7.1    Term; Termination

                  (a) The Term of this Agreement shall be from 12:01 a.m. on the Closing Date until 11:59 p.m. on the last day of the month that is on or closest to the first anniversary of the Closing Date (the "Term"). The obligation of Buyer to make a payment for any Services previously rendered shall not be affected by the expiration of the Term and shall continue until full payment is made.

                  (b) Buyer may terminate (A) any Service (other than Real Estate Required Services) or all Real Estate Required Services for all Transferred Employees and (B) all Real Estate Required Services for a particular Location, in each case without cost or penalty, upon at least sixty (60) days' prior written notice to Seller; provided, however, that (i) Buyer may not terminate the Real Estate Required Services for a Location unless and until Buyer completely vacates such Location; (ii) Buyer may terminate a Service only as of the last day of a month; and (iii) no Service which appears in the left-hand column entitled "Service" of Schedule K hereto may be discontinued or terminated at any Location (a "Discontinued Service") unless each of the Services appearing on the line opposite such Discontinued Service in the right-hand column entitled "Required Bundle" of Schedule K is also discontinued or terminated at such Location, as the case may be. Such termination will be without prejudice to Buyer's obligation to pay the cost of such Services as provided herein at the same rate as prior to such notice of termination until such service is terminated.

                  (c) Upon the termination of a Service with respect to which Seller holds books, records or files, including current and archived copies of computer files, owned by Buyer and used by Seller in connection with the provision of such Service to Buyer, Seller will return all of such books, records or files as soon as reasonably practicable, but in no event more than thirty (30) days, after such termination. Buyer shall bear Seller's costs and expenses associated with the return of such documents. At its expense, Seller may make a copy of such books, records or files for its legal files.

                  7.2    Rights of Termination

                  This Agreement is subject to termination as follows:

                  (a)    upon expiration of the Term;

                  (b)    upon the mutual consent of the Parties;

                  (c) by either Party upon the bankruptcy or insolvency of the other Party;

         (d) by Seller if any payment due from Buyer hereunder (which amount Buyer has not previously disputed in writing) becomes more than two (2) months past due; or

         (e) by Seller if required by any law, regulation or order applicable to Seller upon notice to Buyer as soon as reasonably practicable after Seller learns of such law, regulation or order.

         7.3 Amounts Due on Termination

         In the event of a termination of this Agreement, Seller shall be entitled to all outstanding amounts due from Buyer on account of provision of Services up to the date of termination.

         7.4 Effect of Termination

         Sections 3.7, 3.8, 3.9, 3.10 and 4.2 and Articles 6, 7 and 8 shall survive any termination of this Agreement.

    8.   Miscellaneous

         8.1 Incorporation by Reference

         Those provisions of Article 10 of the Asset Purchase Agreement pertaining expressly to the Collateral Documents are incorporated herein by reference.

         8.2 Confidentiality; Security; Title to Data

         (a) Except as required by law, each Party agrees to maintain as confidential and not to disclose to any third party any and all Confidential Information of the other Party, except that Seller may disclose such Confidential Information for the purpose of providing Services pursuant to this Agreement to any third parties that provide such Services; provided, that any such third party shall have agreed to be bound by this Section 8.2. However, nothing herein will be deemed to prevent the receiving Party from disclosing any Confidential Information received hereunder pursuant to any applicable law, regulation or court order or, in the case of Seller, any professional rule or standard; provided, further, that such receiving Party will immediately notify the disclosing Party of such required disclosure and shall use its reasonable commercial efforts to minimize or prevent such disclosure to the maximum extent allowed under any such applicable law, regulation, court order or professional rule or standard.

         (b) For so long as Buyer occupies a Location under this Agreement, Buyer and Seller shall comply with the confidentiality policies and procedures set forth in Schedule L hereto with respect to such Location.

         (c) Buyer acknowledges that it will acquire no right, title or interest (including any license rights or rights of use) in any firmware or software owned by Seller, and the licenses therefor to which Seller is a party, by reason of Seller's provision of the Services hereunder. Buyer also acknowledges that, while it may continue to have access to databases existing on or accessible through the computer systems of Seller, Buyer will acquire no right, title or interest

(including any license rights or rights of use) to any such databases, except to the extent expressly licensed by Seller to Buyer. Buyer acknowledges that the information contained in all such databases, including information regarding clients of Seller, shall be treated as Confidential Information of Seller hereunder. Without limitation of the foregoing, Buyer shall comply with the confidentiality policy set forth in Schedule L attached hereto for so long as Buyer occupies any Location.

                  (d) Seller acknowledges that it will acquire no right, title or interest (including any license rights or rights of use) in any firmware or software owned by Buyer, and the licenses therefor for which Buyer is a party, by reason of Seller's use or access thereto in connection with the provision of the Services provided hereunder. Seller also acknowledges that it will acquire no right, title or interest (including any license rights or rights of use) to any databases existing on or accessible through the computer systems of Buyer, except to the extent expressly licensed by Buyer to Seller. Seller acknowledges that the information contained in all such databases, including information regarding clients of Buyer, shall be treated as Confidential Information of Buyer hereunder.

                  8.3   Independent Contractor

                  Seller shall perform the Services as an independent contractor and this Agreement is not intended to create, nor shall it in any way be interpreted to create, a joint venture, partnership or any other similar relationship between Seller and Buyer. The employees of Buyer who, from time to time, may occupy the Locations, shall not be considered to be employees of Seller for any purpose whatsoever. This Agreement shall not be construed as constituting Seller as agent for Buyer for any purpose whatsoever. Each Party shall conduct its businesses at its own risk and expense and for its own account and neither Party is granted any right or authority to create any obligations on behalf or in the name of the other or to bind the other in any manner whatsoever.

                  8.4   License

                  This Agreement is a license only and shall not be considered to be a lease between the Seller and Buyer for any purpose whatsoever.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed on its behalf by its duly authorized officers as of the date first written above.

                                PRICEWATERHOUSECOOPERS LLP

                                By:  /s/ Colin McKay
                                   ---------------------------------
                                   Name:  Colin McKay
                                   Title: Principal


                                  FTI CONSULTING, INC.


                                By:  /s/  Theodore I. Pincus
                                   ---------------------------------
                                   Name:  Theodore I. Pincus
                                   Title: Executive Vice President and Chief
                                          Financial Officer

                                                                       EXHIBIT B

                   TRANSITIONAL EMPLOYEES LEASING ARRANGEMENT

         _ In accordance with the provisions of this Exhibit B, Seller hereby agrees to lease to Buyer the following employees: Joachim Englert; Maryam Ghazi; Carl R. Jenkins; and Bobby Rajan (the "Leased Employees") during the Leasing Period (as defined herein).

         1. Definitions. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Asset Purchase Agreement.

         2. Use of Employees. During the term of this Exhibit set forth in
Section 8 hereof, Seller shall provide Buyer with the exclusive use of the Leased Employees to perform such tasks as Buyer may direct. Notwithstanding the foregoing, the duties and job responsibilities of each Leased Employee shall be consistent with such Leased Employee's responsibilities and position immediately prior to the Closing, as assigned by, and subject to the sole supervision of, Buyer, subject to any applicable employment agreements and except as modified pursuant to express direction from Buyer. Buyer shall have the sole and exclusive responsibility to supervise and direct all activities of the Leased Employees. Seller shall instruct each Leased Employee to take direction from Buyer. Seller agrees and covenants that, during the Leasing Period, Seller shall not direct the job-related activities of the Leased Employees; provided, however, that the Leased Employees shall remain subject to Seller's generally applicable employment-related policies. Subject to the provisions of the next sentence, during the Leasing Period, Seller will not permanently reassign, promote or relocate any Leased Employee, or terminate the employment of any Leased Employee other than for cause, without the prior consent of Buyer. Seller has no obligation and is not responsible for replacing any Leased Employees who resign, retire or otherwise leave the employ of Seller during the Leasing Period, or for ensuring that any other person is available to provide the services provided by such Leased Employees. Seller shall promptly notify Buyer of the resignation, retirement or termination of any Leased Employee's employment during the Leasing Period. Seller makes no representation or warranty (express, implied or by operation of law) regarding the performance, competence, skill or knowledge of any Leased Employee or the quality of the service to be provided by any Leased Employee, except that Seller represents that the Leased Employees were employed by Seller in connection with the Business Recovery Services prior to the date of this Exhibit. Buyer shall be responsible for complying with all safety, health and work-related laws, regulations and rules with respect to the Leased Employees during the Leasing Period.

         3. Wages and Benefits. During the Leasing Period, the Leased Employees shall remain at all times employees of Seller. Seller shall continue to provide wages or salary and benefit plans and arrangements to each Leased Employee identical to that provided by Seller immediately prior to the Closing Date, except for changes made in the ordinary course of its business with respect to its employees generally. Without limiting the foregoing, but subject to the compliance by Buyer with its payment obligations set forth in Section 4, Seller shall be responsible for (i) paying the base salaries of the Leased Employees along with any bonuses to which such Leased Employees may be entitled or to which Buyer otherwise agrees, (ii) the costs of the Leased Employees' participation in the retirement and other employee benefit plans sponsored by Seller (including without limitation the Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers LLP and the Savings Plan for Employees of PricewaterhouseCoopers LLP), (iii) workers' compensation coverage of the Leased Employees, (iv) vacation and leave pay for the Leased Employees, (v) the employer's portion of any health, life, disability or other insurance provided as a part of Seller's employee benefit plans in effect during the Leasing Period and in which the Leased Employees participate, (vi) all employee taxes (including Social Security, Medicare and unemployment taxes) and tax withholdings, and (vii) all payroll processing, payroll deduction, tax withholding and tax reporting services, employee benefit administration, claims processing, personnel administration, and all such related human resources services with respect to the Leased Employees.

         4.    Payment.

         (a) In consideration of Seller providing the Leased Employees to Buyer, Buyer shall make the following payments to Seller

               (i) Buyer shall pay to Seller, on the Closing Date, a payment equal to all of Seller's costs relating to the salary and benefit costs for the Leased Employees for the Leasing Period, including without limitation salary, bonus, benefits, vacation and leave time, unemployment insurance, workers' compensation, taxes benefits and insurance payable to or incurred with respect to Leased Employees during the Leasing Period, as calculated based on a methodology as reasonably determined by Seller in its discretion to ensure complete reimbursement of all such costs allocable to the Leased Employees. For all other costs associated with the Leased Employees, the Leased Employees shall be taken into account in the Cost Drivers used to charge Buyer for the costs to provide the Services under the Transition Services Agreement from the Closing Date.

               (ii) Buyer shall pay to Seller, within 30 days after receipt of an invoice from Seller, any reasonable business-related out-of-pocket expenses incurred by Seller in connection with the Leased Employees or the provision of services under this Exhibit.

               (iii) Buyer shall pay to Seller, within 30 days after receipt of an invoice from Seller, any amounts expended by Seller for bonuses or other payments paid to Leased Employees pursuant to any program established at Buyer's direction to induce Leased Employees to maintain their employment with Seller during all or part of the Leasing Period.

         (b) All amounts due to Seller hereunder shall be paid in U.S. dollars and remitted, by wire transfer of immediately available funds, to such account as Seller may from time to time designate in writing. If Buyer fails to remit any payment by the date on which such is due hereunder, Buyer shall pay interest to Seller on the overdue amount calculated on the basis of the per annum London Interbank Offered Rate plus 1%, pro rated for each day that such amount is overdue, beginning with (and including) the day on which such amount is due. Buyer shall not withhold any undisputed amounts due to Seller under this Exhibit. Any disputed amounts under this Exhibit that may be pending between the parties (any required adjustment as a result of any such dispute to be made on subsequent invoices from Seller) may be withheld, so long as (i) Buyer delivers a written statement to Seller on or before the due date of such payment, describing the basis of the dispute and the amount being withheld and (ii) such statement is signed by an authorized representative of Buyer who represents that the amount in dispute has been determined after due investigation of the facts and in good faith. The parties shall resolve any such disputed amounts in accordance with
Section 7.

         5. Records. Seller shall maintain records regarding the Leased Employees in the same manner that it keeps records for itself with respect to its other employees. During and following the Leasing Period, Seller shall make available to Buyer all data, information and other materials within its control that relate to the performance of the services by the Leased Employees during the Leasing Period.

         6.  Indemnification.

         (a) Notwithstanding any other provision of this Exhibit, effective as of the date of this Exhibit, Buyer shall be responsible for all liabilities and other amounts with respect to the Leased Employees for which it is responsible pursuant to Section 5.4(d) of the Asset Purchase Agreement, as if such Leased Employees had become employees of Buyer on and as of the Closing Date. Buyer shall indemnify, hold harmless, and defend Seller and its Affiliates and their respective successors, partners, principals, members, employees, officers, directors and agents (collectively, the "Seller Indemnitees") from and against, and agrees promptly to defend any Seller Indemnitee from and reimburse any Seller Indemnitee for, any and all losses, claims, expenses (including the costs of investigation and defense and reasonable attorneys' fees), damages, liabilities, obligations and judgments (whether or not resulting from claims made by third parties) which any Seller Indemnitee may at any time suffer or incur, or become subject to, as a result of or in connection with (i) any liabilities with respect to Leased Employees that are Buyer's responsibility pursuant to the Asset Purchase Agreement, (ii) any acts or omissions of any Leased Employees during the Leasing Period (including without limitation any violation of any local, state or federal law), (iii) any acts or omissions by Buyer, an Affiliate of Buyer or any person acting pursuant to the direction or control of Buyer with respect to the Leased Employees during the Leasing Period,
(iv) the employment of the Leased Employees during the Leasing Period, (v) the participation of the Leased Employees in Seller's benefit plans, and (vi) the services Seller is providing under this Exhibit. Buyer's obligations in this Section shall survive the termination or expiration of this Exhibit.

         (b) Seller shall have no liability to Buyer and Buyer shall have no liability to Seller under this Exhibit except as provided in Section 4, this
Section 6 or as otherwise specifically provided under this Exhibit.

         7. Dispute Resolution. Any controversy, claim, or dispute between or among the parties and /or their respective Affiliates arising out of or related to this Exhibit, or the breach, termination or validity thereof (a "Dispute") shall be resolved as provided in this Section.

         (a) In the event of a Dispute, the parties shall first attempt to resolve the Dispute by negotiating in good faith. Any Dispute that has not been resolved by negotiation within thirty (30) days of written notice of the existence of the Dispute may be referred by either party to a panel consisting of a senior executive from each party, and each party shall nominate its member of such panel within five (5) days of such a reference.

         (b) Any Dispute that is not resolved by the panel of senior executives within thirty (30) days of the reference of the Dispute to such panel shall at the option of any party be finally resolved by binding arbitration in accordance with the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution (the "CPR Rules"), and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted under the United States Arbitration Act in New York, New York.

         (c) Any Dispute shall be referred to three arbitrators, named in accordance with the CPR Rules.

         (d) Any party may, without inconsistency with this agreement to arbitrate, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party pending the arbitrators' decision of the merits of the Dispute.

         (e) The parties acknowledge that breach by either party of any of the confidentiality provisions of this Exhibit would not be fully compensable by money damages and that the arbitrators may award injunctive or other equitable relief with respect to any such breach.

         (f) Notwithstanding the existence of any Dispute between the parties,
(i) Seller shall not discontinue the provision of the Leased Employees, unless it has been determined in an arbitration procedure hereunder that Buyer is in material default of any of its obligations hereunder, or termination of this
Exhibit is permitted by Section 9 and (ii) if any such Dispute relates to a payment due hereunder from Buyer, Buyer shall pay as required under this Exhibit any amounts due hereunder that are not in dispute.

         (g) The costs of any arbitration under this Section, including the arbitrators' fees and expenses, shall be borne equally by the parties. Each party shall bear its own expenses and attorneys fees.

         8. Term. Subject to the right of Seller to terminate this Exhibit pursuant to Section 9 hereof, the term of this Exhibit (the "Leasing Period") shall commence on the Closing Date and shall terminate at the end of the day on September 30, 2002.

         9. Buyer Default. If Buyer fails to pay any amounts due by it hereunder within fifteen (15) days after receipt from Seller of a notice of such failure (a "notice of default"), Seller may terminate this Exhibit; provided, however, that Seller shall not have the right to terminate this Exhibit for non-payment unless the amounts subject to notices of default under this Section 9 exceeds US$50,000. Upon any such termination by Seller, all obligations of Seller hereunder shall cease immediately, and Seller shall have no liability under this Exhibit or otherwise as a result of such termination or ceasing to provide the Leased Employees thereafter, and all obligations of Buyer hereunder arising through the date of such termination to pay any amounts due to Seller shall continue until paid in full.

                                Table of Contents

SCHEDULE A:  BASIC SERVICES ....................................................    2
Infrastructure .................................................................    2
US Informational Technology (US IT) ............................................    3

SCHEDULE B:  ADDITIONAL SERVICES ...............................................    9
US Information Technology (US IT) ..............................................    9

SCHEDULE C:  BUYER RESPONSIBILITIES ............................................   15
Infrastructure .................................................................   15
US Information Technology (US IT) ..............................................   16

SCHEDULE D:  PRICING BASED ON CURRENT YEAR COST ESTIMATES AND ASSUMPTIONS
REGARDING BUSINESS COST DRIVERS ................................................   17

SCHEDULE E:  ASSUMPTIONS .......................................................   18

SCHEDULE F:  REAL ESTATE SHARED FACILITIES .....................................   19

SCHEDULE G:  CERTAIN EXCLUDED SERVICES FOR BUYER RELOCATED EMPLOYEES ...........   20

SCHEDULE H:  TSA DATABASES .....................................................   21

SCHEDULE I:  PASS-THROUGH COSTS ................................................   22

SCHEDULE J:  REAL ESTATE REQUIRED SERVICES .....................................   24

SCHEDULE K:  SERVICE BUNDLING SCHEDULE .........................................   25

SCHEDULE L:  POLICY TO MAINTAIN CLIENT CONFIDENTIALITY AT PWC SHARED
FACILITIES .....................................................................   26

                           Schedule A: Basic Services


 Infrastructure

--------------------------------------------------------------------------------
     Service                                        Description
--------------------------------------------------------------------------------
 Operations Services
 (Shared Facilities only)
--------------------------------------------------------------------------------
 Facility Management Operations          .  Facilities management and
                                            maintenance, minor repairs,
                                            alterations, redecorating, storage
                                            requirements, local landlord
                                            relations, office moves,
                                            relocations, management of porters
                                            and guards, and minor capital
                                            acquisitions including printers and
                                            fax equipment.

--------------------------------------------------------------------------------
 Service Centers/Concierge               .  Assistance with mailing, printing,
                                            filing/retrieving, faxing copying
                                            and stocking supplies as requested
                                            by BUYER.

--------------------------------------------------------------------------------
 Records Management                      .  Filing systems, retrieving,
                                            destruction of records, and both
                                            on-site and remote storage.

--------------------------------------------------------------------------------
 Mail, Express Couriers, and             .  Outbound/inbound processing of
 Messengers                                 packages, letters and parcels.

--------------------------------------------------------------------------------
 Reprographics                           .  Management of print shop function
                                            and stand alone copiers, which
                                            includes reprographics and bindery
                                            services. Also includes acquisition
                                            of copier equipment, maintenance and
                                            repairs.
--------------------------------------------------------------------------------
 Switch Board/Receptionist               .  Answer incoming calls to main PwC
                                            building number

                                         .  Supply general office information

                                         .  Greet visitors
--------------------------------------------------------------------------------
 Supplies                                .  Includes but not limited to paper,
                                            files, pencils, pens, printer ink
                                            cartridges, staplers, binders,
                                            stationery and canteen related
                                            supplies.
--------------------------------------------------------------------------------
 National Services
 (Shared Facilities only)
--------------------------------------------------------------------------------
 Space Cost Management:                  .  Manage occupancy agreement with
                                            BUYER

 Manage Real Estate projects             .  Manage space portfolio

                                         .  Administer leases - payables,
                                            landlord relations, occupancy cost
                                            reporting
--------------------------------------------------------------------------------
 Security                                .  Manage Security policies to protect
                                            assets: People, information - work
                                            with Information and Security
                                            Technology Group; Physical assets -
                                            laptop computers.

                                         .  Conduct physical review of space:
                                            Determine appropriate security level
                                            (1-5); Prepare bid specifications;
                                            Install (for Shared Facilities
                                            office space only). appropriate mix
                                            of card access, alarms, CCTV

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Occupancy
 (Shared Facilities only)
--------------------------------------------------------------------------------
 Occupancy                               Occupancy services include:
                                         .  Rent
                                         .  Depreciation/Amortization
                                         .  Rental of office equipment
                                         .  Office relocation & alterations
                                         .  Maintenance & Repairs-Office
                                            Equipment
                                         .  Utilities

--------------------------------------------------------------------------------

US Informational Technology (US IT)

--------------------------------------------------------------------------------
     Service                                         Description
COMPUTING SERVICES
--------------------------------------------------------------------------------
Distributed Infrastructure Services    Distributed Infrastructure Services (DIS)
(Shared Facilities only)               includes the installation, management,
                                       support and administration of the network and telecommunications cabling infrastructure, local area network and local area file and print services within PwC facilities. In addition, DIS includes the management and administration of authentication services, file and print user IDs and IP networks.

                                       Key Features/Functions:
                                       . Manage and support Local Area Networks
                                         (LANs) in PwC offices

                                       . Provide and install hardware, maintain,
                                         monitor and administer the ongoing
                                         operations of the LAN

                                       . Manage and track inventory for the
                                         distribution, disposition and disposal
                                         of technology assets for LAN/WAN,
                                         videoconferencing and Uninterruptible
                                         Power Systems (UPS) equipment

                                       . Manage and support local file and print
                                         sharing in PwC offices

                                       . Provide and install hardware, maintain,
                                         monitor and administer the ongoing
                                         operations of the file and print
                                         services

                                       . Refresh server operating systems, tools
                                         and platform hardware as required to
                                         stay current

                                       . Manage and track inventory for the
                                         distribution, disposition and disposal
                                         of technology assets for file and print
                                         server equipment, including software
                                         licensing

                                       . Manage storage, capacity and
                                         performance of PwC-standard file and
                                         print servers

                                       . Manage and report disk space usage and
                                         remove non-business related files from
                                         servers

                                       . Provide account administration and
                                         maintenance for file and print
                                         infrastructure, including creation,
                                         deletion and migration

                                       . Provide user account authentication and
                                         security for file and print services to
                                         prevent unauthorized access, within
                                         stated security guidelines

                                       . Deploy and maintain all approved
                                         Buyer-specific shared software
                                         applications on PwC- standard, US
                                         IT-managed file and print servers

                                       . Install network printers, create print
                                         queues and maintain standard naming and
                                         driver revisions

                                       . Perform twice-yearly security audits on
                                         all file and print and local area
                                         network environments

                                       . Manage and maintain server-based virus
                                         protection

                                       . Manage break/fix services for
                                         PwC-standard file and print servers

                                       . Provide server data backup and recovery
                                         services

                                       . Provide temperature controlled server
                                         room facilities with UPS power for file
                                         and print servers

                                       . Provide computer name resolution
                                         services via internal DNS and WINS

                                       . Provide automated IP address assignment
                                         in customer offices via DHCP

                                       . Provide UPS to support maximized uptime
                                         of LAN/WAN, computer room systems, PBX
                                         and voicemail

                                       . Conduct power plant audits to meet
                                         National Electrical Code and other
                                         standards

                                       . Develop, maintain and enforce standard
                                         platforms and infrastructure for
                                         Distributed Infrastructure

                                       . Install and maintain cable plant and
                                         manage its warranties, for limited
                                         initiatives

                                       . Manage shared, office-based print
                                         queues
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Messaging and Groupware Services               This service delivers deployment,
                                               management, administration and
                                               hosting of Lotus Notes messaging
                                               and groupware. Also included are
                                               e -mail, replication services,
                                               administration and maintenance
                                               for address books, ID creation,
                                               and statistic collection.

                                               Key Feaures/Functions:
                                               . Provide disk space per Notes
                                                 mail account

                                               . Manage and track inventory for
                                                 the distribution, disposition
                                                 and disposal of technology
                                                 assets for Notes mail and
                                                 groupware servers

                                               . Manage break/fix services for
                                                 Notes mail and groupware
                                                 servers

                                               . Provide support for groupware
                                                 applications

                                               . Deliver Notes messaging to PwC
                                                 standards for security and
                                                 disaster recovery

                                               . Issue and manage Notes mail
                                                 accounts

                                               . Maintain the PwC's Notes mail
                                                 directory

                                               . Provide security for messaging
                                                 systems to prevent unauthorized
                                                 access, within stated PwC
                                                 guidelines

                                               . Manage storage, capacity and
                                                 performance of Lotus Notes
                                                 infrastructure

                                               . Refresh server operating
                                                 systems, messaging software and
                                                 platform hardware as required
                                                 to stay current

                                               . Provide standard GUID
                                                 management and authentication
                                                 services

                                               . Provide directory services

                                               . Provide replication services to
                                                 all servers

                                               . Support Buyer-branded Notes
                                                 domains, certificate hierarchy
                                                 and mail routing as requested

                                               . Provide secure mail routing and
                                                 replication to PwC's clients
                                                 using Notes

                                               . Monitor utilization statistics
                                                 for the groupware
                                                 infrastructure

                                               . Provide quality assurance
                                                 reviews for Notes database
                                                 applications

                                               . Administer broadcast e-mail
                                                 system

                                               Global Services:

                                               . Provide Internet mail routing
                                                 and virus blocking services

                                               . Provide international Notes
                                                 mail routing and replication
--------------------------------------------------------------------------------
PC Deployment and Management                   The PC Deployment and Management
                                               service provides deployment,
                                               management, and administration of
                                               a standard suite of desktop
                                               tools. This suite of tools is
                                               deployed on an agreed-upon PC
                                               platform and an agreed-upon PC
                                               hardware refresh program for
                                               staff who are located in a PwC
                                               facility and receive PwC support.
                                               An exception request /approval
                                               process is provided and supported
                                               when customer needs dictate
                                               hardware replacement before the
                                               PC hardware program interval
                                               expires. The standard suite of
                                               tools is the productivity suite,
                                               anti-virus, security, operating
                                               system and an agreed-upon,
                                               customized set of applications.

                                               Key Features/Functions:

                                               . Deliver, support and maintain a
                                                 PwC-customized suite of
                                                 applications on an PwC-
                                                 standard hardware platform and
                                                 PwC-standard image

                                               . Refresh operating system,
                                                 standard software suite and
                                                 system images as required to
                                                 stay current

                                               . Analyze PC supply and demand
                                                 and provide forecasting
                                                 recommendations

                                               . Provide hardware maintenance
                                                 support services for leased
                                                 portfolio and perform on-site
                                                 repairs as necessary, including
                                                 hot swaps, or the coordination
                                                 of third-party depot repait as
                                                 prescribed by the purchased
                                                 warranty level.

                                               . Establish user policies,
                                                 requirements and standard
                                                 operating procedures

                                               . Provide controlled requisition,
                                                 procurement and installation of
                                                 buyer approved desktop
                                                 accessories, peripherals, and
                                                 software

                                               . Manage warranty and repair
                                                 services with vendors

                                               . Create and maintain PwC custom
                                                 PC hardware catalogue with
                                                 approved PwC pricing and
                                                 details

                                               . Maintain on-site parts
                                                 inventory as necessary

                                               . Electronic distribution of
                                                 applications and updates

                                               . Distribute critical software
                                                 updates electronically,
                                                 typically virus signature file
                                                 updates, via remote access
                                                 network login "pushes" within
                                                 bandwidth constraints

                                               . Distribute critical software
                                                 updates electronically or via
                                                 distributed CD-ROM when
                                                 required

                                               . Manage the PwC's electronic
                                                 software distribution system

                                               . Make available ESD scripts
                                                 developed by customer and
                                                 tailored for standard PC
                                                 configurations via the PwC's
                                                 ESD solution
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             . Develop core PC architecture,
                                               integrating customer requirements

                                             . Maintain current virus definition
                                               tables and make them available
                                               via ESD and/or network login
                                               script "pushes"

                                             . Maintain current device drivers
                                               and PC BIOS levels, i.e.,
                                               standard modem, printer and
                                               network drivers

                                             . Maintain and report software
                                               license information for products
                                               used by the Buyer, limited to
                                               applications delivered via ESD

                                             . Manage and maintain shared,
                                               office-based print queues

                                             . Provide asset management systems
                                               with systemic links to General
                                               Ledger, Accounts Payable, Human
                                               Resources and Help Desk to ensure
                                               effective management of portfolio

                                             . Monitor new hire and termination
                                               processes to ensure compliance
                                               with PC Deployment and Management
                                               procedures

                                             . Audit electronic shipping notices
                                               with the supplier against
                                               original order

                                             . Electronically validate proof-of-
                                               delivery of orders to PwC
                                               locations

                                             . Support electronic receiving
                                               process for confirmation of
                                               equipment receipt and error
                                               handling

                                             . Manage lease inception process
                                               with lessors

                                             . Support PwC standard image
                                               loading and personalization for
                                               Buyer as necessary

                                             . Reconcile monthly leasing
                                               invoices with asset management
                                               system and disputes with lessors
                                               including rent, taxes, shipping,
                                               returns and damages.

                                             . Provide Buyer chargeback and
                                               lessor payment details to
                                               Accounts Payable

                                             . Assign assets and refresh records
                                               to reflect current Buyer
                                               accounting structure

                                             . Coordinate timely PC delivery for
                                               new hires, maintenance swaps or
                                               lease replacements

                                             . Transfer data as necessary for
                                               replacement equipment

                                             . Maintain asset contract, purchase
                                               and physical location information

                                             . Coordinate casualty buyout
                                               transactions with the Buyer

                                             . Remove after-market upgrades,
                                               inspect, pack and ship
                                               end-of-life assets to the lessor

                                             . Provide compliance mechanism to
                                               monitor compliance with Global
                                               Site Licenses

                                             . Perform electronic discovery of
                                               PC assets and reconcile to asset
                                               management system
--------------------------------------------------------------------------------
NETWORK AND
TELECOMMUNICATIONS SERVICES
--------------------------------------------------------------------------------
Internet Services                            Internet Services provide access to
                                             Internet resources required to
                                             support business operations and to
                                             serve clients for web browsing,
                                             streaming video and file transfers.

                                             Key Features/Functions:

                                             . Provide Internet access and
                                               infrastructure to support Web
                                               browsing, streaming video and
                                               file transfers

                                             . Provide, manage, implement and
                                               operate the infrastructure,
                                               including load balancing,
                                               firewall protection, routers,
                                               caching and content blocking for
                                               Internet connectivity

                                             . Manage capacity, performance and
                                               availability of Internet services

                                             . Refresh server operating systems,
                                               tools and platform hardware as
                                               required to stay current

                                             . Provide security for Internet
                                               services based on the PwC's
                                               policies and standards, working
                                               with Risk Management to prevent
                                               unauthorized access

                                             . Provide administrative support
                                               for content blocking under the
                                               direction of Risk Management

                                             . Provide disaster recovery support

                                             . Manage vendor relationships and
                                               contracts

                                             . Provide 24x7x365 monitoring and
                                               problem resolution along with
                                               Level One through Level Three
                                               support (Level One = monitor and
                                               response support, Level Two =
                                               operational support, Level Three
                                               = design support)

                                             . Manage on Internet availability
                                               and usage

                                             . Support the PwC-standard Internet
                                               browser platform
--------------------------------------------------------------------------------
Remote Access Services                       Remote Access Services provides the
                                             ability to obtain access to PwC IT
                                             services, infrastructure and
                                             network from a non-PwC location.
                                             These locations can include home
                                             office, client sites, hotel and
                                             other locations. Physical
                                             connectivity is via dial-up, ISDN,
                                             cable modem or DSL. Currently only
                                             dial-up and ISDN are supported in
                                             the US.

                                             Key Features/Functions:
                                             . Provide authentication service
                                               for both user ID/password and
                                               user ID/password/token challenge
                                               authentication for establishing
                                               remote access sessions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             . Provide IP access to the PwC
                                               network from outside of a PwC
                                               office

                                             . Provide PC client software,
                                               including dialer, desktop
                                               software to process token
                                               challenges and dial local phone
                                               numbers

                                             . Manage Internet Service Provider
                                               and dial provider vendors,
                                               including contracts, dial numbers
                                               and POP management

                                             . Provide soft token
                                               administration, generation,
                                               archive and escrow services

                                             . Provide disaster recovery support
                                               consistent with PwC practices

                                             . Manage vendor relationships and
                                               contracts

                                             . Refresh server operating systems,
                                               tools and platform hardware as
                                               required to stay current

                                             . Provide 24x7x365 monitoring and
                                               problem resolution along with
                                               Level One through Level Three
                                               support (Level One = monitor and
                                               response support, Level Two =
                                               operational support, Level Three
                                               = design support)

                                             . Provide direct Internet Web
                                               access via dial-in

                                             . Plan, design and implement the
                                               PwC's Virtual Private Network
                                               (VPN) solution

                                             . Provide VPN access via the
                                               Internet for all PwC IP-based
                                               applications to which the
                                               necessary security has been
                                               granted
--------------------------------------------------------------------------------
Voice Communications Services                Ongoing voice communications
(Shared Facilities only)                     services are provided by the PwC's
                                             infrastructure organization. Design
                                             and development of voice and
                                             conferencing standards as provided
                                             by IT are outlined below. Design,
                                             engineering and installation
                                             management as provided by IT are
                                             delivered as part of the planning
                                             and implementation of new PwC
                                             offices.

                                             . Develop and design voice and
                                               conferencing standards

                                             . Refresh equipment, software and
                                               firmware as required to stay
                                               current

                                             . Operate and report on the voice
                                               interchange system

                                             . Develop and design conferencing
                                               standards

                                             . Provide, maintain and support
                                               24/7 access to the telephone and
                                               voicemail networks and services

                                             . Coordinate ordering,
                                               installation, programming and
                                               testing of lines and circuits
                                               with vendors for voice network

                                             . Order "toll-free" numbers

                                             . Monitor voice network usage and
                                               identify and fix problems and
                                               outages

                                             . Analyze call traffic to ensure
                                               maximum utilization of network
                                               facilities

                                             . Perform daily moves and changes
                                               to the telephone systems

                                             . Process new hires, transfers and
                                               separations in all systems and
                                               databases

                                             . Provide or coordinate repairs on
                                               telephone sets and systems

                                             . Determine scope of, and
                                               coordinate internal relocations

                                             . Order new or replacement
                                               equipment such as telephone sets,
                                               circuit packs and polycoms

                                             . Coordinate asset management of
                                               existing voice and conferencing
                                               inventories for redeployment as
                                               necessary

                                             . Perform scheduled maintenance
                                               backups of telephone systems

                                             . Maintain Call Detail Recording
                                               (CDR) equipment and database and
                                               provide consumption information

                                             . Create and analyze CDR reports
                                               for traffic and trunk utilization

                                             . Record and distribute national
                                               voicemail broadcast messages

                                             . Set up and troubleshoot video
                                               conference sessions

                                             . Provide advanced troubleshooting
                                               and support for complex customer
                                               problem incidents

                                             . Refresh equipment, software and
                                               firmware as required to stay
                                               current
--------------------------------------------------------------------------------
Wide Area Network Services                   Wide Area Network (WAN) Services
                                             deliver connectivity between PwC
                                             offices, the PwC Data Center and
                                             the global Wide Area Network to
                                             support business-related
                                             applications reliably move data.
                                             For production WAN links, a mixture
                                             of technologies is used, including
                                             frame relay, point-to-point and
                                             ATM.

                                             Key Features/Functions

                                             . Provide planning, design and
                                               deployment functions for WAN
                                               services including hardware
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       and software

                                  .    Refresh hardware, software and firmware
                                       for routers and other equipment as
                                       required to stay current

                                  .    Provide 24x7x365 monitoring and problem
                                       resolution along with Level One through
                                       Level Three support (Level One = monitor and response support, Level Two = operational support, Level Three = design support)

                                  .    Manage vendor relationships and
                                       contracts

                                  .    Provide, maintain and support access to
                                       the WAN via established minimum
                                       bandwidth facilities from specific PwC
                                       offices

                                  .    Monitor capacity and performance
                                       including application specific traffic
                                       profiles to allow tuning

                                  .    Acquire all IT network and
                                       telecommunications devices and services

                                  .    Provide low bandwidth ISDN backup
                                       circuits for sites with a single WAN
                                       link, to provide reduced capacity
                                       connectivity in the event of a failure
                                       on the main link

                                  . Upgrade IOS for WAN hardware as required to stay current

                                  .    Bill verification

--------------------------------------------------------------------------------
SUPPORT SERVICES
--------------------------------------------------------------------------------
Distributed Support Services      The distributed support service is provided
(Shared Facilities only)          for a standard suite of desktop tools and
                                  includes US IT Service Center walk-up window assistance and dispatched deskside assistance. These services include all second level support escalations from the first level help desk. It also includes general support services associated with the delivery, deployment, management, deskside support and administration of the standard suite of desktop tools for the buyer's staff.
                                  Typical delivery of these services involves the problem diagnosis, resolution determination and implementation of the solution for desktop and infrastructure issues.

                                  Key Features/Functions:
                                  .    Coordinate the repair of failed or
                                       broken PC hardware

                                  .    Incident logging, tracking,
                                       categorization, assessment,
                                       troubleshooting, resolution, dispatch,
                                       escalation and closure in the incident
                                       management system

                                  .    Manage shared, office-based print queues

                                  .    On-site and timely replacement of
                                       customer PCs according to established
                                       guidelines where the customer has funded a hot spares pool

                                  .    Resolve network connectivity issues in
                                       the PwC infrastructure

                                  .    Resolve desktop hardware issues for
                                       PwC-standard PC hardware

                                  .    Resolve desktop software issues for
                                       PwC-standard applications

                                  .    Provide notification of problems and
                                       service outages to customers

                                  .    Perform password resets

                                  .    Provide informal ad-hoc orientation and
                                       update training on core applications

                                  .    Assist customers with data backup
                                       solutions, including network backups and external device backups

                                  .    Provide and set up network mini-hub
                                       equipment where available in training
                                       and conference rooms

                                  .    Provide and maintain network diagrams
                                       and instructions for conference and
                                       training rooms

                                  .    Coordinate data recovery on customer
                                       hard drives

                                  .    Provide complete hardware and software
                                       diagnostic repair facilities and
                                       full-service walk-up centers in all
                                       large core offices

                                  . Provide moves, adds and changes of PC and printer equipment

--------------------------------------------------------------------------------
Help Desk Services                Help Desk Services provide customers with
                                  cohesive options for technology support. Help
                                  Desk Services connect the customer with the service provider most likely to resolve the issue during the initial contact. Two support options are offered:
                                       .  Telephone support
                                       .  Dispatch to user-located support

                                  Key Features/Functions
                                  .    Provide common point-of-entry for
                                       support and service requests

                                  . Provide solutions for how -to questions, service requests and problems encountered during use of the PwC's network, PCs and approved PC/Server based software applications and systems

                                  .    Provide Remote Control software to
                                       achieve phone-based resolution and avoid
                                       dispatch to field support
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   .    Manage incident logging, tracking,
                                        categorization, assessment,
                                        troubleshooting, resolution, dispatch or escalation and closure of all support requests

                                   .    Create, review and address Service
                                        Exception Reports from within Peregrine
                                        ServiceCenter to document deficiencies
                                        in service delivery

                                   .    Provide 24 x 7 telephone-based
                                        technology support for core
                                        applications, with routing to
                                        appropriate service providers - both
                                        within and outside of US IT

                                   .    Provide GUID and Notes account
                                        administration/ID-password resets

                                   .    Author, edit, format, publish, update
                                        and maintain PwC proprietary content and solutions documents for all major supported products

                                   .    Host PwC's primary internal
                                        telephone-based support channel
                                        (877-GTS-HELP); The 877- GTS-HELP menu
                                        offers a single point-of-entry for
                                        telephone support, designed to optimize
                                        customers' likelihood of having their
                                        issues resolved on first contact

                                   .    Provide and manage all telephony
                                        hardware and infrastructure associated
                                        with (877-GTS- HELP), including AT&T
                                        network-based IVR, ACD, 800 service and
                                        management reporting; As stated above,
                                        this telephony supports Buyer-owned help desks that provide business application support

                                   .    Provide telephony technology upgrades
                                        and new technology roll-outs, as
                                        required

                                   . Identify, recommend and implement system enhancements and process improvements to increase productivity or reduce total cost of ownership

                                   .    Manage incident logging, tracking,
                                        categorization, assessment,
                                        troubleshooting, resolution, dispatch or escalation and closure of all support requests

                                   .    Resolve in-scope problems within
                                        timeframes established according to
                                        business impact consistent with PwC
                                        policies and practices

                                   .    Disaster recovery provided via an
                                        alternative site capable of taking calls as promptly as practicable consistent with PwC policies and practices

                                   .    Out of scope problems resolved on
                                        best-effort basis

--------------------------------------------------------------------------------
PROJECT SERVICES
--------------------------------------------------------------------------------
Office Moves                       Office Moves encompass the creation of a
                                   complete technology infrastructure
                                   environment, from design and planning of electrical and telecommunications cabling infrastructure through the managed deployment of all active components including PBX, voicemail, hotelling, file and print services, LAN/WAN and UPS systems components.
                                   Applies to PwC initiated office moves only.

                                   Key Features/Functions
                                   . Build and implement all new and enhanced network infrastructures associated with new offices, office moves and office restacks; Refresh components as required

                                   .    Manage ordering of all voice, data and
                                        video circuits associated with project

                                   .    Plan and implement telecommunications
                                        and network infrastructure (planning for servers, cabling, routers, hubs, switches and associated protocols)

                                   .    Coordinate change management

                                   .    Coordinate turn-up of centralized
                                        monitoring of all network, UPS and
                                        environmental systems components

                                   .    Perform needs assessment to fully
                                        understand customer IT needs in new
                                        workspace

                                   .    Liaise with architects and TRES to
                                        create plans for IT rooms (including
                                        rack layout, equipment elevations,
                                        backup power, capabilities, air
                                        conditioning, security, jacks diagrams
                                        and associated facilities)

                                   .    Plan and implement hoteling and
                                        videoconference systems

                                   .    Plan and manage installation of the
                                        telephone system and voice mail system
                                        in conjunction with PwC resources and
                                        outside vendors

                                   .    Implement architecture, policies,
                                        hardware standards and operating system
                                        standards spanning the UNIX, Windows NT, Netware and legacy OS environments

                                   .    Redesign and test LAN file and print
                                        queues for new workspace

                                   .    Disconnect, reconnect, configure and
                                        install servers, customer's computers,
                                        printers and peripherals; Test all
                                        computer equipment and cabling

                                   .    Manage initial installation and
                                        configuration of video conferencing
                                        system

                                   .    Test all computer, network, hoteling,
                                        phone equipment and cabling

                                   .    Assist End User Services staff after
                                        relocation, documenting problem areas
                                        and providing prompt problem resolution


                                   .    Document the new or revised technology
                                        infrastructure environment

                                   .    Ensure all assets are bar coded and
                                        logged into the asset management
                                        database

                                   .    Provide upgrades to video conferencing
                                        system
--------------------------------------------------------------------------------

                         Schedule B: Additional Services

As the relationship with BUYER proceeds, we expect that there may be additional requests for services. We have been specific as to the services we will provide in the "Basic Services" section. Unless specifically identified in the Basic Services section (Schedule A hereof), requests for services, reports, etc., will be considered non-basic and not included in our estimate of fees, though we will consider providing these services subject to an agreed upon scope and fee arrangement with BUYER that is agreed to pursuant to the provisions of Section
2.2. Examples of non-basic services, which may not be evident in the Basic Services section, are listed below:

US Information Technology (US IT)

Additional Services


--------------------------------------------------------------------------------
       Service                                          Description
--------------------------------------------------------------------------------
 COMPUTING SERVICES
--------------------------------------------------------------------------------
 Distributed Infrastructure Services          Distributed Infrastructure
                                              Services (DIS) includes the
                                              installation, management, support
                                              and administration of the network
                                              and telecommunications cabling
                                              infrastructure, local area network
                                              and local area file and print
                                              services within PwC facilities. In
                                              addition, DIS includes the
                                              management and administration of
                                              authentication services, file and
                                              print user IDs and IP networks.

                                              Premium Service:

                                              . Provide hardware for
                                                customer-managed file servers

                                              . Provide support for file and
                                                print servers that are not
                                                compliant with published PwC
                                                standards

                                              . Perform data recovery services
                                                for servers that the customer
                                                self-manages

                                              . Develop, maintain and support
                                                PwC-wide tools such as RTR,
                                                Rightfax and LDAP
--------------------------------------------------------------------------------
Messaging and Groupware Services
                                              This service delivers deployment,
                                              management, administration and
                                              hosting of Lotus Notes messaging
                                              and groupware. Also included are
                                              e-mail, replication services,
                                              administration and maintenance for
                                              address books, ID creation, and
                                              statistic collection.

                                              Premium Service:

                                              . Provide support for additional
                                                groupware servers

                                              . Provide e-mail and groupware
                                                functions to non-employees

                                              . Provide, maintain and administer
                                                integration of Fax and Notes

                                              . Develop and administer Notes
                                                applications (see Custom
                                                Application Development service)

                                              Service Not Offered:

                                              . Management or support services
                                                for groupware servers
                                                administered by non-US IT
                                                entities

                                              . Rebranding of Internet mail

                                              . Recertification of Notes IDs and
                                                rebranding of Notes domain.

                                              . Instant messaging facilities

                                              . Microsoft Exchange-based mail
                                                services
--------------------------------------------------------------------------------
PC Deployment and Management                  The PC Deployment and Management
                                              service provides deployment,
                                              management, and administration of
                                              a standard suite of desktop tools.
                                              This suite of tools is deployed on
                                              an agreed-upon PC platform and an
                                              agreed-upon PC hardware refresh
                                              program. An exception
                                              request/approval process is
                                              provided and supported when
                                              customer needs dictate hardware
                                              replacement before the PC hardware
                                              program interval expires. The
                                              standard suite of tools is the
--------------------------------------------------------------------------------
                                              productivity suite, anti-virus,
                                              security, operating system and an
                                              agreed-upon, customized set of
                                              applications.

                                              Premium Service:

                                              . Develop ESD scripts for
                                                non-standard applications on a
                                                time available basis

                                              . Maintain non-standard
                                                configuration

                                              . License management for
                                                non-standard software
--------------------------------------------------------------------------------
NETWORK AND TELECOMMUNICATIONS SERVICES
--------------------------------------------------------------------------------
Internet Services                             Internet Services provide access
                                              to Internet resources required to
                                              support business operations and to
                                              serve clients for web browsing,
                                              streaming video and file
                                              transfers.

                                              Premium Service:

                                              . Firewall management for extranet
                                                connections, including
                                                administration and reporting.

                                              . Consulting support for
                                                application External
                                                vulnerability testing for
                                                hosting. internally hosted
                                                applications and firewalls.
--------------------------------------------------------------------------------
Remote Access Services                        Remote Access Services provides
                                              the ability to obtain access to
                                              PwC IT services, infrastructure
                                              and network from a non-PwC
                                              location. These locations can
                                              include home office, client sites,
                                              hotel and other locations.
                                              Physical connectivity is via
                                              dial-up, ISDN, cable modem or DSL.
                                              Currently only dial-up and ISDN
                                              are supported in the US.

                                              Premium Service:

                                              . Provide connectivity from
                                                engagement sites. See Engagement
                                                Site Services.

                                              . Provide access via cable modem
                                                and DSL from home offices and
                                                hotels
--------------------------------------------------------------------------------
Voice Communications Services                 Ongoing voice communications
                                              services are provided by the PwC's
                                              infrastructure organization.
                                              Design and development of voice
                                              and conferencing standards as
                                              provided by IT are outlined below.
                                              Design, engineering and
                                              installation management as
                                              provided by IT are delivered as
                                              part of the planning and
                                              implementation of new offices.

                                              Premium Service:

                                              . Program and document complex
                                                call vector arrangements and
                                                call center designs

                                              . Order advanced routing services

                                              . Maintain customer call centers
                                                on an ongoing basis

                                              . Monitor on-site video calls
                                                outside of normal setup and
                                                troubleshooting

                                              . Coordinate ordering of services
                                                or circuits (DSL, POTS,
                                                toll-free) for customer labs

                                              . Coordinate ordering and
                                                installation of circuits to PwC
                                                client sites

                                              . Provide consultative services on
                                                special customer or client
                                                projects

                                              . Coordinate outsourcing of
                                                expedited requests for moves,
                                                adds and changes

                                              . Create customized ad hoc reports

                                              . Set up customer labs at PwC
                                                locations

                                              Service Not Provided:

                                              . Order or install lines for
                                                employee homes

                                              . Install individual internet DSL
                                                or broadband lines

                                              . Order wireless phones or
                                                services for employees

                                              . Set up and maintain duplicate
                                                voicemail boxes

                                              . Maintain unchanged phone numbers
                                                for customers who move to a
                                                different PwC
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                                      site

                                  Order, install or maintain non-firm standard
                                  equipment
--------------------------------------------------------------------------------
Wide Area Network Services        Wide Area Network (WAN) Services deliver
                                  connectivity between PwC offices, the PwC Data
                                  Center and the global Wide Area Network to support business- related applications reliably move data. For production WAN links, a mixture of technologies is used, including frame relay, point-to-point and ATM.

                                  Premium Service:

                                  . Provide connectivity to engagement sites and external See enterprises. Engagement Site Services section.

                                  Service Not Provided:

                                  .   Provide service for additional IPX, DECNet
                                      and AppleTalk applications
--------------------------------------------------------------------------------
SUPPORT SERVICES
--------------------------------------------------------------------------------
Distributed Support Services      The distributed support service is provided
                                  for a standard suite of desktop tools and includes US IT Service Center walk-up window assistance and dispatched deskside assistance.
                                  These services include all second level
                                  support escalations from the first level help desk. It also includes general support services associated with the delivery, deployment, management, deskside support and administration of the standard suite of desktop tools for PwC staff. Typical delivery of these services involves the problem diagnosis, resolution determination and implementation of the solution for desktop and infrastructure issues.

                                  Premium Service:

                                  . Perform PC hardware or software upgrades outside of the normal asset management turnover and planned software migration schedule

                                  .   Provide off-site problem assessment at
                                      client engagements, except in situations where the on-site customer population justifies such; These situations may be subject to a request for a client charge code for time and travel A flat expenses; fee will be charged based on per hour time rounded up to the nearest hour including travel time from the nearest office.

                                  . Provide support for hoteling applications operated by customer (US IT will assist on a time available basis and will serve as backup if possible)

                                  . Upgrade PC operating system as requested by customer to be compatible with their clients' systems

                                  .   Install non-standard equipment

                                  .   Install non-standard software for which
                                      there is no approved ESD When script.
                                      exceptions are negotiated, the ongoing
                                      management of or legal responsibility for software licensing is not included

                                  .   Provide long-term data file archiving,
                                      request and maintenance services on
                                      customer PCs

                                  .   Perform data transfer services, outside
                                      the process of updating or exchanging a
                                      user-assigned PC

                                  .   Perform data recovery services for PCs

                                  .   Perform PDA support

                                  .   Provide video conferencing support


                                  Service Not Offered:

                                  .   Printer hardware maintenance outside of
                                      print queue administration and
                                      connectivity troubleshooting. This is
                                      provided by Office Services.

                                  . Provide support for non-PwC PC equipment at employees' homes

                                  .   Provide support for high-speed internet
                                      connections at employees' homes (e.g.,
                                      cable or DSL modem)


--------------------------------------------------------------------------------
Education Services                Education Services develops and delivers 24x7
                                  e-learning and on-demand learning resources.
                                  Analysis, content and context development comprise these services.

                                  Premium Service:

                                  .   Consult and develop e-learning or
                                      self-service learning resources for Buyer-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      specific applications or requirements

                                  .   Create interactive online and
                                      computer-based training (CBT) courses for firmwide and Buyer-specific applications using HTML, FLASH, JavaScript, Authorware, Dreamweaver and RoboHELP

                                  . Author, develop and manage the Technology Education Web portal using Dreamweaver, FLASH, Fireworks and other third-party assessment applications

                                  . Deliver technology education for standard desktop applications used in a customized environment, e.g., custom Excel course using customer macros

                                  .   Analyze, negotiate, manage and promote
                                      third-party computer-based training vendor offerings in conjunction with US IT and Learning & Education representatives

                                  . Deliver PwC-specific technology education at customer events at the request and funding of the sponsor

                                  .   Deliver Buyer-specific application
                                      technology education, e.g., for FAS
                                      DocumentPower, TLS Engage and ABAS
                                      TeamAsset

                                  .   Deliver technology education for
                                      customer's clients

                                  . Consult, develop and maintain content for PwC's Day Two New Hire orientation,

                                  Service Not Offered:

                                  . Schedule and track training course sign-up and attendance. This service is performed by PwC Learning and Education.

                                  . Procure rooms or facilities for training purposes

                                  .   Procure or manage hardware for training
                                      purposes
--------------------------------------------------------------------------------
Help Desk Services                    Help Desk Services provide  customers with
                                      cohesive options for technology support.
                                      Help Desk Services connect the customer
                                      with the service provider most likely to resolve the issue during the initial contact. Two support options are offered:

                                      .   Telephone support

                                      .   Dispatch to user-located support

                                  Premium Service:

                                  . Support unbudgeted or out-of-scope systems and/or applications. Cost for this service includes start-up fees and ongoing service costs. Start-up fees cover implementation and training costs, and are charged on a time and materials basis. Actual service cost is priced on a standard fee basis or on a usage based per- incident pricing schedule, with minimum volume guarantees, depending on the support requirements as mutually defined

                                  .   Host customer use of Peregrine
                                      ServiceCenter for problem tracking and
                                      management
--------------------------------------------------------------------------------
APPLICATION DEVELOPMENT SERVICES
--------------------------------------------------------------------------------
Custom Application Development    Custom Application Development provides
                                  solutions for Buyer, Industry and Business
                                  Unit customers as well as external clients.
                                  All Custom Application Development services are provided on a time and materials basis.

                                  Premium Service:
                                  . Develop written proposals defining scope, potential solutions, benefits, timelines, costs, support requirements, and service level agreements

                                  . Develop and support PC and browser based software solutions that can be deployed on a global or national scale, including web development and enablement

                                  . Develop and support software solutions for Palm and Windows CE based Mobile Devices

                                  . Provide end-to-end project management of the system development life cycle

                                  . Develop custom interfaces to and between enterprise core systems

                                  . Develop custom applications for internal business units

                                  .   Migrate Notes R4 to R5 databases and
                                      agents

                                  .   Migrate Notes R4 to R5 databases to the
                                      web
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             .    Conduct feasibility studies

                             . Provide technical guidance and consulting to customer development groups, including best practices, design templates, Lotus Script analysis, and agent signing

                             .    Evaluate new software development tools

                             .    Perform technical reviews of externally
                                  developed applications

                             . Provide graphics arts design including web interface design, gif animation, and logo creation

                             .    Provide commercial development expertise in:

                                       .  Lotus Notes / Domino, Java,
                                          JavaScript, LotusScript, HTML, XML,
                                          XSL

                                       .  Visual Interdev, MS Active Server
                                          Pages, Java Server Pages, MQSeries,
                                          ColdFusion, Websphere, ISyndicate Java

                                       .  FrontPage, Flash, PhotoShop,
                                          Illustrator, Dreamweaver, Homesite, MS
                                          Image Composer, Pagemaker, GoLive

                                       .  C/C++, VBScript, Visual Basic,
                                          including multi-tier applications
                                          (using MTS COM/DCOM) and communicating
                                          with PBX switches, Internet
                                          Information Server (IIS) and related
                                          distributed and web technologies
                                          (DHTML, MTS, COM/COM+)

                                       .  SQL Server, Oracle, Informix, Sybase,
                                          DB2, OLE

                                       .  Fortran, Perl, REXX, Crystal Reports,
                                          Unix shell scripts, Data Integration
                                          using Replic Action

                                       .  CPIC (APPC)

                                       .  Development for Palm-based Mobile
                                          Devices using CodeWarrior and
                                          AppForge, Windows CE-based Mobile
                                          Devices, development using Flex
                                          (Motorola proprietary paging platform)

                                       .  MS Office integration with Notes and
                                          other applications


--------------------------------------------------------------------------------
PROJECT SERVICES
--------------------------------------------------------------------------------
Application Deployment       Deployment of new applications and significant
                             updates to applications, such as Team Asset, Comperio, Shockwave, Project 2000, and TLS
                             Superforms.

                             Premium Service:

                             . Provide written proposal defining scope, potential solution, benefits, implementation timeline, cost, support requirements and agreements

                             .    Distribute software electronically and via CD

                             .    Integrate new application with PwC
                                  infrastructure

                             . Schedule rollouts, taking customer schedules into consideration

                             .    Manage risk

                             .    Perform integration testing

                             .    Manage pilot of new update or application

                             . Create and publish support documentation and procedures

                             .    Create and publish testing, pilot and
                                  deployment communications

                             .    Assemble project team

                             . Provide coordination and communication with Buyer technology representatives

                             . Provide end-to-end project management using standard methodology

                             .    Manage and report on IT project portfolio
--------------------------------------------------------------------------------
Client Site Connections      Client Site Connections provide a variety of
                             broadband connectivity options to enhance
                             engagement functionality. Services include, but are
                             not limited to, assistance for VPN usage from
                             client networks, installation of traditional
                             private
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             circuits secured with firewalls, cable modem or DSL links used with VPN and small networks, and site -to-site VPN connections utilizing the IP Secure protocol. All Client Site Services are provided on a time and materials basis.

                             Premium Service:

                             . Provide written proposal defining scope, potential solution, benefits, timeline for implementation, cost of work, on-going support requirements and on-going support agreements

                             . Manage implementation of agreed solutions for client site connections to the PwC WAN

                             . Provide due diligence to determine feasible US IT-sanctioned connectivity solutions to the wide area network. Travel expenses may require charges to the engagement

                             Service Not Provided:

                             .  Any connection denied by Risk Management
--------------------------------------------------------------------------------
Office Moves                 Office Moves encompass the creation of a complete
                             technology infrastructure environment, from design and planning of electrical and telecommunications cabling infrastructure through the managed deployment of all active components including PBX, voicemail, hotelling, file and print services, LAN/WAN and UPS systems components.

                             Premium Service:

                             . Provide enhanced technology infrastructure environments above PwC standards. Priced per enhancement with associated justification provided by Buyer.

                             .  Plan and implement Buyer technology labs

                             . Provide additional UPS battery backup or facility generator above PwC standards

                             . Design and co-ordinate implementation of call Centers
--------------------------------------------------------------------------------

                       Schedule C: Buyer Responsibilities

Infrastructure

BUYER Responsibilities

    . Buyer will provide monthly projections of staff in Shared Facilities
    . Buyer will maintain open, frequent and timely communication with Security
      Department regarding all security incidents and issues related to shared space
    . Buyer will ensure communication to Buyer employees regarding what services
      PwC will provide in Shared Facilities

US Information Technology (US IT)

BUYER Responsibilities

     . Buyer will provide a representative authorized to provide customer-specific input and direction on IT requirements including input on infrastructure requirements and capacity planning
     . Buyer will provide asset management return information
     . Buyer will communicate openly and frequently with US IT relationship managers and service managers
     . Buyer will promote and enforce PwC IT standards
     . Buyer to determine if approval process is necessary for PC Accessories, spare parts or Premium Distributed Support Services.

            Schedule D: Pricing Based on Current Year Cost Estimates
                and Assumptions Regarding Business Cost Drivers

                                                                         -----------------------
                                                                         FY03 Budget                  (000's)
------------------------------------------------------------------------------------------------  ---------------
   Services                                                                 FY03 Pricing              FY03 SLA
                                                                            Methodology               (Annual)
------------------------------------------------------------------------------------------------  ---------------
   INFRASTRUCTURE/Ops

   Operations Services (Shared Facilities)
          Facility Management Operations                                 % Shared Sq ftg                  393
          Service Centers/Concierge                                      % Shared Sq ftg                  125
          Records Management                                             % Shared Sq ft - Used            239
          Mail, Express Couriers, and Messengers                         % Shared Sq ftg                  264
          Reprographics                                                  % Shared Sq ftg                  492
          Switchboard/Receptionists                                      % Shared Sq ftg                  152
          Supplies                                                       % Shared Sq ftg                  501

   National Services (Shared Facilities)
          Manage Real Estate Projects                                    % Shared Sq ftg                  146
          Security                                                       % HC                              27

   Total                                                                                                2,339
------------------------------------------------------------------------------------------------  ---------------
   US INFORMATION TECHNOLOGY (US IT)

   Computing Services
     Distributed Infrastructure Services                                 % Shared Sq ftg                  200
     Distributed Infrastructure Services - Office Moves                  % Sq Ft by Location              252
     Messaging and Groupware Services - Shared                           % Subscribers                    110
     PC Deployment and Management                                        % PCs                            279

   Network and Telecommunication Services
     Internet Services                                                   % Total Sq Ft                     55
     Remote Access                                                       % Hours                           27
     Wide Area Network Services                                          % Total Sq F                     365
                                                                         % Shared Sq Ft by
     Voice & Conferencing                                                Location                         832

   Support Services
     Distributed Support Services                                        % Incidents                      380
     Help Desk                                                           % Incidents                      181





   Total                                                                                                2,681
------------------------------------------------------------------------------------------------  ---------------
   OCCUPANCY
      Shared Facility Occupancy Costs                                    Sq Ftg - Shared                4,573

================================================================================================  ===============
   TOTAL                                                                                                9,593
------------------------------------------------------------------------------------------------  ---------------

NOTES: Used % of LoS headcount * LoS budgeted allocation for Usage based drivers

                             Schedule E: Assumptions

The following assumptions are the basis for certain of the terms and provisions of this Agreement between PwC and Buyer.

General
-------
Cost driver data for the Business is assumed to be the following:
 .   Headcount                                                          449
 .   Sq. ft. - Shared Facilities only                                99,860 sq ft
 .   Sq. ft. - Shared and stand alone                                99,860 sq ft
 .   % of LoS budget (Subscribers, Servers, Hours, Incidents)         34.62%  Real Estate Occupancy
                                                                              ---------------------

..    Leases for locations currently shared with PwC will be honored for the term of the TSA agreement

..    Businesses to be charged for space committed, including
     offices/workstations, commonly used space, dedicated special use space, circulation and rentable/usable mark-ups in leases and any excess space within their committed space.

..    Common space that is used by the businesses resident in an office will be broken down into two categories: (1) SBA ("Shared by All") which will be prorated to all resident businesses and (2) SBF ("Shared by Floor") which will be prorated to the businesses on a specific floor.

     . Examples of SBA space include: Main reception, cafeteria/lunch areas, central file room, mail/reproduction center, VCN area for word processing/reporting/graphics, US IT voice/data and IT support rooms, mother's room, admin services and internal stairs.

     . Examples of SFA include: Small conference room, satellite coffee/copy centers, service centers and US IT IDF closets.

..    Businesses will not be charged for common space they do not use - for example, the dedicated space of another business. Dedicated space of this type includes: ABAS OSRM lab, TLS processing lab, TLS library, FAS war room, business-specific file/storage rooms, business-specific satellite reception, and business-specific HR/Marketing/Graphics space.

                    Schedule F: Real Estate Shared Facilities

------------------------------------------------------------------------------------------------------------------

            Office                                              TSA                     Landlord
                                  Expiration                 Measured
                                    Date        Office RSF    Space (1)
==================================================================================================================

10 Tenth Street
Atlanta, GA 30309                10/31/12         97,633       5,458       TCB #11 LLC
One Post Office Square
Boston, MA 02109                  4/30/05        155,178       4,950       One Post Office Sq Assoc c/o EOP

214 North Tryon St
Charlotte, NC 28255

                                  2/28/14         70,299       2,114       Bank of America
One North Wacker Dr
Chicago, IL 60606                10/31/13        230,066       8,934       One North Wacker Drive Venture, LLC
200 Public Square
Cleveland, OH 44114              12/31/06         50,354       1,507       EOP - BP Tower LLC
2001 Ross Ave
Dallas, TX 75201                 12/31/06        180,155      12,245       C-W #11 Limited Partnership
1670 Broadway
Denver, CO 80202                  2/28/11         55,006       3,857       Aetna Life Insurance
1201 Louisiana
Houston, TX 77022                12/31/08        165,716       5,135       RSCPF 1201 Louisiana Place
400 Hope St
Los Angeles, CA 90071             6/30/03        120,151      15,852       400 South Hope Street Assoc
1177 Ave Of The Americas
New York, NY 10036               12/31/09        513,740      24,574       KG & AA Corporation
2001 Market St
Philadelphia, PA 19103            7/31/14        214,260       2,510       New York Central Lines LLC
1850 North Central Ave
Phoenix, AZ 85004                11/31/09         25,421       2,600       FP Arizona, Inc.
600 Grant St
Pittsburgh, PA 15230 Assoc       12/31/08         74,058         673       600 Grant Street

199 Fremont
San Francisco, CA 94105           8/31/10        142,125       5,146       199 Fremont L.P.

1900 K Street
Washington, DC 20036              9/30/06         48,475       4,304       NOP, Hines AAF-1900 K ST.


Totals

                                               2,142,637      99,860
                                               ---------      ------

------------------------------------------------------------------------------------------------------------------

(1) TSA measured space is calculated as a share of LoS measured space based on headcount as a percentage of LoS headcount.

Schedule G: Certain Excluded Services for Buyer Relocated Employees

INFRASTRUCTURE

Facility Management Operations
Service Centers/Concierge
Records Management
Switchboard/Receptionist
Mail, Express Couriers, and Messengers
Reprographics
Supplies
Security
Space Cost Management


US INFORMATION TECHNOLOGY (US IT)

Voice Communication Services

                           Schedule H: TSA Databases*

--------------------------------------------------------------------------------
                         NARS (Name and Request System)
                             1. Notes Admin Request
                              2. NARS Configuration
                          3. Database Deployment Index
                         4. NARS Certifier Configuration
                            5. Notes User ID Archive
                             6. Notes ID Repository
                         7. Notes System Admin Requests
                             8. Non-Authorized Users
                                 9. Audit Trail
--------------------------------------------------------------------------------
                                 Monthly Reports
--------------------------------------------------------------------------------
                                 Unapplied Cash
--------------------------------------------------------------------------------
                              FAS AR - Collections
--------------------------------------------------------------------------------
                          FAS US Fin Report Repository
--------------------------------------------------------------------------------
                         Mail template. (fasmail50.ntf)
--------------------------------------------------------------------------------
       BRS Database Deployment Request database. (gts\ftibrsdbdeploy.nsf)
--------------------------------------------------------------------------------
          Tracker Substitue databases. (to be provided by Scott Parry)
--------------------------------------------------------------------------------
                               BRS Firm Directory
--------------------------------------------------------------------------------
                         Mail Automation (attendant.nsf)
--------------------------------------------------------------------------------
                            DB Listing (dblistng.nsf)
--------------------------------------------------------------------------------
                     EMEA Global Address Book (GNABEMEA.nsf)
--------------------------------------------------------------------------------
                    AMER Global Address Book (GNABAMER.nsf)
--------------------------------------------------------------------------------
          ASIAPAC Global Address Book (GNABAPAC.nsf)
--------------------------------------------------------------------------------
                        NARS Audit Trail. (audadmin.nsf)
--------------------------------------------------------------------------------
                       ACL/Updater v2.0 (acluctrl.ntf, acluctrl.nsf)
--------------------------------------------------------------------------------
                  BRS Notes User ID Archive (admin\idrepy.nsf)
--------------------------------------------------------------------------------
                       Non-Authorized Users (admin\notauth.nsf)
--------------------------------------------------------------------------------
          BRS NARS Certifier Configuration (admin\certcfg.nsf)
--------------------------------------------------------------------------------
                       NARS Configuration (admin\nars.nsf)
--------------------------------------------------------------------------------
        BRS US Notes Admin Request (admin\notesadm.nsf)
--------------------------------------------------------------------------------
               NARS Audit Trail (audadmin.ntf and audadmin.nsf)
--------------------------------------------------------------------------------
                      Administration Requests (admin4.nsf)
--------------------------------------------------------------------------------
     NARS Database Repostiory (dbrposit.nsf and dbbrposity.ntf)
--------------------------------------------------------------------------------
                     Database Deployment Index (deploy.nsf)
--------------------------------------------------------------------------------
             Statistics and Events (events4.nsf and events4.nsf)
--------------------------------------------------------------------------------
                            Patrol4.3 (patrol41.nsf)
--------------------------------------------------------------------------------
               BRS Notes System Admin Request (usysadm.nsf)
--------------------------------------------------------------------------------
                       FTIBRS Agent (mail\ftibrsagent.nsf)
--------------------------------------------------------------------------------

* If during the term of this Agreement Buyer needs information with respect to Seller's business relationships prior to the Closing Date for purposes of any bankruptcy or court appointed engagement of the Business that has been taken over by Buyer then Seller shall use reasonable efforts to provide such information as requested by Buyer if disclosure thereof is required for any court filing related to such engagement prior to the Closing Date.

                                          Schedule I: Pass-Through Costs

------------------------------------------------------------------------------------------------------------------
SLA Function         Service            Pass Through Item                       Typical Vendor(s)*
------------------------------------------------------------------------------------------------------------------
Infrastructure      Occupancy          Parking (Partner and        400 South Hope Street Associates - LA, AAA
                                       Staff)                      Parking - Atlanta, Adams Mark Hotel - Denver,
                                                                   Allright Central Parking System - Dallas,
                                                                   Ampco System Parking - LA, St Louis, and
                                                                   Dallas, Central Parking System - Houston,
                                                                   Grand Central Square LP - LA, Hurt Plaza
                                                                   Parking Garage - Atlanta, Standard Parking,
                                                                   Inc - Denver and LA, Star Parking - Dallas,
                                                                   Suntrust Bank - Atlanta, TCC DFW Ltd - Dallas,
                                                                   Trammell Crow Center Garage - Dallas, 1100
                                                                   Louisiana Ltd Partnership - Houston, Aetna
                                                                   Life Ins Co, BP Tower Self Park - Cleveland,
                                                                   Central Parking System - Washington DC and
                                                                   Philadelphia, City Park - San Francisco,
                                                                   Shorenstein Co - SF, Standard Parking Inc -
                                                                   Boston, Cleveland, CPS Parking - Seattle, One
                                                                   North Wacker Services - Chicago
------------------------------------------------------------------------------------------------------------------
                    Reprographics      Outside Copying               Alfred Mossner (Chicago), Color Group Inc,
                                                                   Crystal Press (Washington), Gallery Collection,
                                                                     Gonluco, Ikon Office Solutions, ITC Graphic
                                                                    Services, James Palmer and Daughter, Kinkos,
                                                                     Pitney Bowes Mgt Services, Presentech, Sir
                                                                                    Speedy
------------------------------------------------------------------------------------------------------------------
                    Mail, Express      Mail, Express Couriers      DHL, Federal Express, UPS, Airborne Express-
                    Couriers and       and Messengers               national accounts, Citipost - Chicago, Action
                    Messengers                                     Messenger Service, Jet Messenger, Citysprint -
                                                                     Denver, Comet Messenger- Chicago, Courier
                                                                    Express- Atlanta, Courier Net - Atlanta, Dash
                                                                      Courier Service, Deadline Express- Chicago,
                                                                      Dial Four Delivery - Charlotte, Elliott Bay
                                                                    Messenger- Seattle, Excel Delivery Service -
                                                                   Houston, George Aprile & Sons- NY, Lasership
                                                                       Inc- Washington DC area, Metro Package
                                                                    Delivery- Boston, Quicksilver Express, RR
                                                                    Donnelley - NY, Rush More Delivery Service,
                                                                     United Express Messenger- LA, Urbanfetch
                                                                    Express - NY, Velocity Express, Western
                                                                    Messenger Service- SF, Wingtip Couriers-
                                                                                     Dallas
------------------------------------------------------------------------------------------------------------------
                                       Postage                     US Postal Service, Postage by Phone
------------------------------------------------------------------------------------------------------------------
                    Supplies           Office supplies                          Corporate Express
------------------------------------------------------------------------------------------------------------------
                    Records            Off-site record storage     Iron Mountain, Atlantic Records Mgt
                    Management         retrieval
------------------------------------------------------------------------------------------------------------------
US IT               Voice              Telecom leasing, PBX,       AT&T, AT&T Teleconference Services, Avaya
                    Communications     telephones, telephone          Communication, Ameritech, Southwest
                                       equipment, telecom          BellFiberlink Communications Corporation,
                                       services                      Infonxx, Inc., Lucent Technologies, MCI
                                                                   Worldcom, Skytel Corporation, Sprint, Verizon,
                                                                        Worldcom, CMS Communcations, Local
                                                                               Telephone Carriers
------------------------------------------------------------------------------------------------------------------
                    PC Deployment and  PC leases,                  Compaq Financial Services, IBM, McCollister's
                    Mgt                Maintenance,                Moving & Storage, Comdisco, Inc, Dell Financial
                                       Transportation                               Services
------------------------------------------------------------------------------------------------------------------
                    PC Deployment and  Core software licenses      Veritas (, Microsoft, McAfee, Adobe, Lotus,
                    Management         and maintenance             Real, Winzip Computing, Inc., Network
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Associates, Corporate Disk Company
------------------------------------------------------------------------------------------------------------------------------------
            PC Deployment and             LoS-specific software           ASAP Software Express, Inc.
            Management                    licenses and
                                          maintenance
------------------------------------------------------------------------------------------------------------------------------------
            Remote Access                 VPN                                        AT&T, Fiberlink
------------------------------------------------------------------------------------------------------------------------------------
            Distributed Support           Tech supplies and core              Bindview Corporation, Cable Express
            Service & Help Desk           software licenses and                 Corporation, Cisco Systems, Inc.,
            Services                      maintenance                         Communication Pathways, Compaq Capital
                                                                           Corporation, Computing Concepts, Inc., Insight,
                                                                                  Metropolis Computers, OnTrack,
-----------------------------------------------------------------------------------------------------------------------------------
            Other non-                    Misc. techology-related         DiaSoft Corporation (rental system & db Mgmt),
            categorized or LoS-           payables including SW
            specific payables             licenses, equipment,
                                          services, rentals and
                                          staffing.
------------------------------------------------------------------------------------------------------------------------------------

* The vendors listed represent typical suppliers of the referenced items over the past year. This list is subject to change based upon actual purchases going forward.

                    Schedule J: Real Estate Required Services

INFRASTRUCTURE

Facility Management Operations (for shared facilities)
Service Centers/Concierge (for shared facilities)
Records Management (for shared facilities)
Switchboard/Receptionist(for shared facilities)
Mail, Express Couriers, and Messengers (for shared facilities)
Reprographics (for shared facilities)
Supplies (for shared facilities)
Security (for shared facilities)
Occupancy (for shared facilities)


US INFORMATION TECHNOLOGY (US IT)

Distributed Support Services (DSS)

Voice Communication Services

                      Schedule K: Service Bundling Schedule

   Service                                                         Required Bundle
   -------                                                         ---------------
   Computing Services
    Application Hosting Services - Shared (AHS)                    EAD
    Application Hosting Services - Customer Specific (AHS)         EAD
    Distributed Infrastructure Services (DIS)                      AHS,WAN, MGS, PCDM, IS, RAS, DSS, HD, EAD
    Distributed Infrastructure Services - Office Moves (985)(DIS)  AHS,WAN, MGS, PCDM, IS, RAS, DSS, HD, EAD
    Messaging & Groupware Services - Shared (MGS)                  AHS, EAD, IS, RAS
    Messaging & Groupware Services - Customer  Specific (MGS)      AHS, EAD, IS, RAS
    PC Deployment and Management (PCDM)                            AHS, DIS, MGS, WAN, IS, RAS, DSS, HD, EAD

   Network and Telecommunication Services
    Internet Services (IS)                                         RAS
    Remote Access Services (RAS)                                   None
    Wide Area Network Services (WAN)                               AHS, DIS, MGS, PCDM, IS, RAS, DSS, HD, EAD

   Support Services
    Distributed Support Services                                   AHS, DIS, MGS, PCDM, IS, RAS, WAN, HD, EAD
    Help Desk Services (HD)                                        AHS, DIS, MGS, PCDM, IS, RAS, DSS, WAN, EAD

   Application Development Services
   Enterprise Application Development (EAD)                        AHS

 Schedule L: Policy to Maintain Client Confidentiality at PwC Shared Facilities

BUYER, or its permitted assigns, takes seriously its obligation to preserve the confidentiality of non-public client information. The acquisition of the BRS business will be no exception. BUYER intends to establish firewalls for the BRS business as outlined below.

BUYER understands that the SEC has raised concerns about the lack of physical separation at PwC premises that BRS will share with other PwC businesses during the transitional period.

Following are the steps BUYER in cooperation with PwC will take to insure the confidentiality of BRS client information (it being understood that PwC will use reasonable efforts to facilitate BUYER's compliance with the following):

   1)  Physical separation

       .       The BRS employees have been clustered in an area of space within
          PwC facilities and not inter-dispersed with PwC employee workstations.

       .       Each BRS workspace will be tagged with a nameplate identifying it as BUYER workspace.

       .       BRS and PwC will work together to ensure that the PwC employees nearest to the BRS employees are not consultants engaged in similar activities.

       .       Floor plans making clear that two separate businesses share the area and clearly identifying the BRS space will be posted at shared reception areas at PwC facilities.

       .       Shared reception areas will include BUYER signage making clear that two separate business share the area.

       .       In the event conference rooms are shared with PwC, they will be clearly marked. Reminders will be posted to ensure confidential information is not left behind. In addition, all outside visitors will be escorted by BRS employees directly to the conference room.

       .       BUYER will use reasonable efforts, to the extent practicable, to arrange to have client meetings occur outside of the BRS business offices for so long as PwC and BUYER continue to share space in a particular location.

   2)  Locks and keys

       . Non-public information in hard-copy form will be kept in a secure file, marked "confidential".

       .    BRS employees will place all confidential information under lock and key when they are not at their workspace for extended time periods (long meetings, lunch time, before leaving for the day).

       .    Offices will have doors with locks; workstations will have desks or file cabinets that lock.

       .    BUYER shall equip, at BUYER's expense including installation thereof, any doors that do not have locks, or which have locks that are not operational, as of the Closing Date, with locks that provide the level of security which is customary in the geographic area, to the premises.

   3)  Electronic information

       . BUYER's network and associated computer services will be fire walled from that of PwC, to the extent that a BUYER employee will not have access to PwC traffic and vice-versa.

       . BUYER computers will have locking features and password protection features.

       . Passwords shall be regularly changed and not shared with other employees.

     . Electronic data on diskettes shall be stored in secure, locked storage compartments, desk drawers or file cabinets.

     . When printing a document, the employee (or delegate) shall pick up the document in a reasonably prompt manner.

     . BUYER will have dedicated fax machines such that PwC faxes will not be sent or received over BUYER fax machines (or vice versa).

     . Fax machines and printers dedicated to BUYER will be located in secure areas of BRS.

4)   Policies and procedures

     . All nonpublic information relating to a client that is obtained on a confidential basis by BRS employees must be kept confidential.

     . Until and unless such information is made public, BRS employees may disclose that information only to other BRS employees involved in the client engagement and the information is to only be used for purposes of the engagement.

     . "No discussion" policies in public areas will be adopted (open common areas, hallways, lunch rooms, open cubicles, or elevators).

     .    Phones will be answered "BUYER" or in the person's name.

5)   Training and communication

     . These policies will be distributed to all BRS employees sharing facilities.

     .    Reminders will be distributed periodically.

     . Additional training and communication will be performed where required.

6)   Review compliance

     . Each office will have a BUYER designee to monitor compliance with the politics.

     . BUYER employees will also be required to comply with the BUYER's confidentiality policies and procedures, and the BUYER's Code of Conduct.

     . Failure to comply will be sufficient cause for (but will not require in all cases) disciplinary action, including termination of employment and possible legal action.

In conclusion, BUYER believes these steps will ensure that non-public client information remains confidential.